 The Penn Mutual Life Insurance Company

 The Penn Insurance and Annuity Company

The Penn Insurance and Annuity Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2025

and for the period presented

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, PA 19103 +1 (267) 330 3000 www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Penn Insurance and Annuity Company

and the Contract Owners of Penn Insurance and Annuity Variable Life Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vanguard VIF – Equity Index Portfolio, Vanguard VIF – Total Stock Market Index Portfolio, Vanguard VIF – Global Bond Index Portfolio, Vanguard VIF – Mid-Cap Index Portfolio, Vanguard VIF – Moderate Allocation Index Portfolio, Vanguard VIF – Total Bond Market Index Portfolio, Vanguard VIF – International Stock Market Index Portfolio, Vanguard VIF – Conservative Allocation Portfolio, Vanguard VIF – Balanced Portfolio, Vanguard VIF – Capital Growth Portfolio, Vanguard VIF – Diversified Value Portfolio, Vanguard VIF – Equity Income Portfolio, Vanguard VIF – Growth Portfolio, Vanguard VIF – High Yield Bond Portfolio, Vanguard VIF – International Portfolio, Vanguard VIF – Real Estate Index Portfolio, and Vanguard VIF – Small Company Growth Portfolio (hereafter collectively referred to as the “subaccounts”) of Penn Insurance and Annuity Variable Life Account I as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Penn Insurance and Annuity Variable Life Account I as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Penn Insurance and Annuity Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Penn Insurance and Annuity Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Penn Insurance and Annuity Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, PA

April 15, 2026

We have served as the auditor of one or more of the subaccounts of Penn Insurance and Annuity Variable Life Account I since 2021.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

	Vanguard VIF — Equity Index Portfolio	Vanguard VIF — Total Stock Market Index Portfolio	Vanguard VIF — Global Bond Index Portfolio	Vanguard VIF — Mid-Cap Index Portfolio	Vanguard VIF — Moderate Allocation Index Portfolio
Assets:
Investments at fair value	$242,316,836	$131,512,715	$3,571,020	$37,369,537	$11,302,062
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	1,533

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	974,785	101,454	4,985	147,240	—

Total Net Assets	$241,342,051	$131,411,261	$3,566,035	$37,222,297	$11,303,595

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Protection VUL/Survivorship Protection VUL	$228,317,850	$123,133,814	$3,404,334	$34,938,267	$10,968,352
Accumulation VUL	13,024,201	8,277,447	161,701	2,284,030	335,243

Total Net Assets	$241,342,051	$131,411,261	$3,566,035	$37,222,297	$11,303,595

Accumulation of Unit Values:
Protection VUL/Survivorship Protection VUL	$16.79	$16.00	$9.90	$13.24	$12.83

Accumulation VUL	$15.40	$15.29	$11.29	$13.86	$13.49

Number of Shares	2,944,632	2,156,758	189,381	1,331,270	339,651

Cost of Investments	$201,891,694	$113,639,161	$3,470,419	$34,418,249	$9,988,315

	Vanguard VIF — Total Bond Market Index Portfolio	Vanguard VIF — International Stock Market Index Portfolio	Vanguard VIF — Conservative Allocation Portfolio	Vanguard VIF — Balanced Portfolio	Vanguard VIF — Capital Growth Portfolio
Assets:
Investments at fair value	$14,163,067	$52,327,489	$13,114,424	$4,165,994	$11,212,075
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	64,392	—	—	5,759

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	23,279	—	2,342	173,995	—

Total Net Assets	$14,139,788	$52,391,881	$13,112,082	$3,991,999	$11,217,834

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Protection VUL/Survivorship Protection VUL	$13,187,575	$49,777,176	$12,848,939	$2,859,224	$9,557,508
Accumulation VUL	952,213	2,614,705	263,143	1,132,775	1,660,326

Total Net Assets	$14,139,788	$52,391,881	$13,112,082	$3,991,999	$11,217,834

Accumulation of Unit Values:
Protection VUL/Survivorship Protection VUL	$9.85	$13.50	$11.80	$12.92	$13.79

Accumulation VUL	$11.36	$14.61	$12.73	$13.92	$15.30

Number of Shares	1,309,240	1,950,554	495,544	157,103	181,460

Cost of Investments	$13,704,690	$44,468,751	$12,366,753	$3,664,292	$9,464,593

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

(continued)

	Vanguard VIF — Diversified Value Portfolio	Vanguard VIF — Equity Income Portfolio	Vanguard VIF — Growth Portfolio	Vanguard VIF — High Yield Bond Portfolio	Vanguard VIF — International Portfolio
Assets:
Investments at fair value	$5,962,091	$3,719,959	$6,382,589	$855,841	$2,218,337
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	18,569	1,213	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	52,036	10,446	—	—	31,542

Total Net Assets	$5,910,055	$3,709,513	$6,401,158	$857,054	$2,186,795

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Protection VUL/Survivorship Protection VUL	$4,074,766	$2,902,138	$5,142,258	$600,370	$1,858,380
Accumulation VUL	1,835,289	807,375	1,258,900	256,684	328,415

Total Net Assets	$5,910,055	$3,709,513	$6,401,158	$857,054	$2,186,795

Accumulation of Unit Values:
Protection VUL/Survivorship Protection VUL	$12.61	$12.79	$14.05	$11.63	$12.66

Accumulation VUL	$14.22	$14.27	$16.27	$12.12	$13.73

Number of Shares	338,297	141,476	174,514	113,517	76,488

Cost of Investments	$5,400,264	$3,490,623	$6,112,351	831,738	$2,157,336

	Vanguard VIF — Real Estate Index Portfolio	Vanguard VIF — Small Company Growth Portfolio
Assets:
Investments at fair value	$628,822	$6,820,828
Dividends receivable	—	—
Receivable for securities sold	—	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—
Payable for securities purchased	958	7,443

Total Net Assets	$627,864	$6,813,385

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Protection VUL/Survivorship Protection VUL	$463,244	$5,141,495
Accumulation VUL	164,620	1,671,890

Total Net Assets	$627,864	$6,813,385

Accumulation of Unit Values:
Protection VUL/Survivorship Protection VUL	$11.80	$11.75

Accumulation VUL	$12.09	$13.20

Number of Shares	54,267	357,283

Cost of Investments	$626,133	$6,541,221

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE PERIOD ENDED DECEMBER 31, 2025

	Vanguard VIF — Equity Index Portfolio	Vanguard VIF — Total Stock Market Index Portfolio	Vanguard VIF — Global Bond Index Portfolio	Vanguard VIF — Mid-Cap Index Portfolio	Vanguard VIF — Moderate Allocation Index Portfolio
Net Investment Income (Loss):
Dividends	$1,510,879	$1,101,783	$49,465	$464,068	$230,717

Expense:
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	1,510,879	1,101,783	49,465	464,068	230,717

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	378,256	1,437,122	3,181	77,018	80,701
Realized gains distributions	2,809,657	5,143,380	118	1,003,642	370,216

Net realized gain (loss) from investment transactions	3,187,913	6,580,502	3,299	1,080,660	450,917
Net change in unrealized gain (loss) of investments	26,089,038	9,081,308	70,276	1,466,217	701,408

Net realized and unrealized gain (loss) on investments	29,276,951	15,661,810	73,575	2,546,877	1,152,325

Net increase (decrease) in net assets resulting from operations	$30,787,830	$16,763,593	$123,040	$3,010,945	$1,383,042

	Vanguard VIF — Total Bond Market Index Portfolio	Vanguard VIF — International Stock Market Index Portfolio	Vanguard VIF — Conservative Allocation Portfolio	Vanguard VIF — Balanced Portfolio	Vanguard VIF — Capital Growth Portfolio
Net Investment Income (Loss):
Dividends	$357,658	$807,526	$176,693	$16,663	$70,902

Expense:
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	357,658	807,526	176,693	16,663	70,902

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	15,036	187,658	160,943	(2,697)	(5,429)
Realized gains distributions	—	375,389	199,409	50,129	295,997

Net realized gain (loss) from investment transactions	15,036	563,047	360,352	47,432	290,568
Net change in unrealized gain (loss) of investments	407,699	7,595,194	688,463	325,172	1,776,325

Net realized and unrealized gain (loss) on investments	422,735	8,158,241	1,048,815	372,604	2,066,893

Net increase (decrease) in net assets resulting from operations	$780,393	$8,965,767	$1,225,508	$389,267	$2,137,795

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE PERIOD ENDED DECEMBER 31, 2025

(continued)

	Vanguard VIF — Diversified Value Portfolio	Vanguard VIF — Equity Income Portfolio	Vanguard VIF — Growth Portfolio	Vanguard VIF — High Yield Bond Portfolio	Vanguard VIF — International Portfolio
Net Investment Income (Loss):
Dividends	$50,132	$50,375	$8,822	$12,797	$6,437

Expense:
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	50,132	50,375	8,822	12,797	6,437

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(2,456)	(526)	26,362	(1,065)	(148)
Realized gains distributions	116,128	65,229	51,808	—	21,669

Net realized gain (loss) from investment transactions	113,672	64,703	78,170	(1,065)	21,521
Net change in unrealized gain (loss) of investments	500,557	218,735	242,825	23,418	35,127

Net realized and unrealized gain (loss) on investments	614,229	283,438	320,995	22,353	56,648

Net increase (decrease) in net assets resulting from operations	$664,361	$333,813	$329,817	$35,150	$63,085

	Vanguard VIF — Real Estate Index Portfolio	Vanguard VIF — Small Company Growth Portfolio
Net Investment Income (Loss):
Dividends	$4,774	$43,600

Expense:
Mortality and expense risk charges	—	—

Net investment income (loss)	4,774	43,600

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(4,439)	(19,076)
Realized gains distributions	2,883	77,804

Net realized gain (loss) from investment transactions	(1,556)	58,728
Net change in unrealized gain (loss) of investments	3,810	280,879

Net realized and unrealized gain (loss) on investments	2,254	339,607

Net increase (decrease) in net assets resulting from operations	$7,028	$383,207

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE PERIOD ENDED DECEMBER 31, 2025

	Vanguard VIF — Equity Index Portfolio		Vanguard VIF — Total Stock Market Index Portfolio		Vanguard VIF — Global Bond Index Portfolio
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$1,510,879	$656,064	$1,101,783	$403,726	$49,465	$27,219
Net realized gain (loss) from investment transactions	3,187,913	2,804,941	6,580,502	2,389,115	3,299	2,963
Net change in unrealized gain (loss) of investments	26,089,038	9,999,311	9,081,308	5,932,341	70,276	(4,592)

Net increase (decrease) in net assets resulting from operations	30,787,830	13,460,316	16,763,593	8,725,182	123,040	25,590

Variable Life Activities:
Purchase payments	50,366,405	47,748,643	35,010,294	26,669,564	610,066	399,239
Death benefits	—	—	—	—	—	—
Cost of insurance	(744,430)	(298,213)	(812,335)	(378,349)	(18,919)	(10,594)
Net transfers	61,836,048	19,056,301	12,284,964	17,243,581	1,656,017	226,467
Transfer of policy loans	46,328	100,555	12,104	—	—	—
Mortality and expense risk charges	(8,963,580)	(3,940,581)	(5,962,836)	(3,092,902)	(150,791)	(77,076)
Contract administration charges	(93,087)	(38,957)	(59,443)	(31,918)	(1,466)	(716)
Surrender benefits	(59,709)	(56,372)	(188,361)	(36,248)	(356)	—

Net increase (decrease) in net assets resulting from variable life activities	102,387,975	62,571,376	40,284,387	40,373,728	2,094,551	537,320

Total increase (decrease) in net assets	133,175,805	76,031,692	57,047,980	49,098,910	2,217,591	562,910
Net Assets:
Beginning of year	108,166,246	32,134,554	74,363,281	25,264,371	1,348,444	785,534

End of year	$241,342,051	$108,166,246	$131,411,261	$74,363,281	$3,566,035	$1,348,444

	Vanguard VIF — Total Bond Market Index Portfolio		Vanguard VIF — International Stock Market Index Portfolio		Vanguard VIF — Conservative Allocation Portfolio
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$357,658	$201,940	$807,526	$299,243	$176,693	$31,590
Net realized gain (loss) from investment transactions	15,036	6,774	563,047	97,660	360,352	43,056
Net change in unrealized gain (loss) of investments	407,699	(100,725)	7,595,194	(149,246)	688,463	(7,417)

Net increase (decrease) in net assets resulting from operations	780,393	107,989	8,965,767	247,657	1,225,508	67,229

Variable Life Activities:
Purchase payments	3,097,348	1,388,956	11,046,777	7,104,976	2,610,070	530,416
Death benefits	—	—	—	—	—	—
Cost of insurance	(108,926)	(45,032)	(148,487)	(72,707)	(36,261)	(17,556)
Net transfers	3,305,669	1,885,975	16,095,774	5,006,590	5,860,409	2,672,451
Transfer of policy loans	343	—	105	—	—	—
Mortality and expense risk charges	(650,566)	(406,286)	(1,692,887)	(802,810)	(555,364)	(307,274)
Contract administration charges	(6,426)	(2,838)	(15,693)	(6,773)	(2,743)	(2,935)
Surrender benefits	(1,533,437)	—	(70,686)	(8,093)	—	(25,039)

Net increase (decrease) in net assets resulting from variable life activities	4,104,005	2,820,775	25,214,903	11,221,183	7,876,111	2,850,063

Total increase (decrease) in net assets	4,884,398	2,928,764	34,180,670	11,468,840	9,101,619	2,917,292
Net Assets:
Beginning of year	9,255,390	6,326,626	18,211,211	6,742,371	4,010,463	1,093,171

End of year	$14,139,788	$9,255,390	$52,391,881	$18,211,211	$13,112,082	$4,010,463

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE PERIOD ENDED DECEMBER 31, 2025

(continued)

	Vanguard VIF — Mid-Cap Index Portfolio		Vanguard VIF — Moderate Allocation Index Portfolio		Vanguard VIF — Balanced Portfolio
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$464,068	$104,961	$230,717	$400,490	$16,663	$9
Net realized gain (loss) from investment transactions	1,080,660	235,080	450,917	1,501,109	47,432	1,143
Net change in unrealized gain (loss) of investments	1,466,217	976,889	701,408	(371,007)	325,172	2,536

Net increase (decrease) in net assets resulting from operations	3,010,945	1,316,930	1,383,042	1,530,592	389,267	3,688

Variable Life Activities:
Purchase payments	7,828,878	8,482,511	2,439,584	1,262,228	2,880,741	339,690
Death benefits	—	—	—	—	—	—
Cost of insurance	(127,013)	(53,230)	(101,803)	(94,340)	(54,990)	(5,795)
Net transfers	11,058,777	3,362,315	498,506	(10,495,853)	582,181	105,035
Transfer of policy loans	—	—	—	—	—	—
Mortality and expense risk charges	(1,259,809)	(590,623)	(513,281)	(566,037)	(212,956)	(19,782)
Contract administration charges	(12,138)	(5,573)	(7,476)	(4,839)	(10,743)	(2,414)
Surrender benefits	(55,193)	(18,390)	(363)	(42,281)	(1,923)	—

Net increase (decrease) in net assets resulting from variable life activities	17,433,502	11,177,010	2,315,167	(9,941,122)	3,182,310	416,734

Total increase (decrease) in net assets	20,444,447	12,493,940	3,698,209	(8,410,530)	3,571,577	420,422
Net Assets:
Beginning of year	16,777,850	4,283,910	7,605,386	16,015,916	420,422	—

End of year	$37,222,297	$16,777,850	$11,303,595	$7,605,386	$3,991,999	$420,422

	Vanguard VIF — Capital Growth Portfolio		Vanguard VIF — Diversified Value Portfolio		Vanguard VIF — Equity Income Portfolio
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$70,902	$82	$50,132	$147	$50,375	$9
Net realized gain (loss) from investment transactions	290,568	2,204	113,672	2,405	64,703	980
Net change in unrealized gain (loss) of investments	1,776,325	(23,084)	500,557	9,235	218,735	155

Net increase (decrease) in net assets resulting from operations	2,137,795	(20,798)	664,361	11,787	333,813	1,144

Variable Life Activities:
Purchase payments	1,799,007	385,235	1,917,765	635,420	831,383	151,928
Death benefits	—	—	—	—	—	—
Cost of insurance	(70,644)	(21,546)	(39,873)	(10,893)	(18,590)	(2,034)
Net transfers	1,777,975	5,673,487	3,085,148	47,869	2,500,816	68,626
Transfer of policy loans	—	—	—	—	—	—
Mortality and expense risk charges	(319,881)	(104,250)	(350,621)	(46,121)	(139,295)	(14,968)
Contract administration charges	(6,174)	(1,537)	(4,102)	(685)	(3,146)	(164)
Surrender benefits	(10,835)	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable life activities	3,169,448	5,931,389	4,608,317	625,590	3,171,168	203,388

Total increase (decrease) in net assets	5,307,243	5,910,591	5,272,678	637,377	3,504,981	204,532
Net Assets:
Beginning of year	5,910,591	—	637,377	—	204,532	—

End of year	$11,217,834	$5,910,591	$5,910,055	$637,377	$3,709,513	$204,532

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE PERIOD ENDED DECEMBER 31, 2025

(continued)

	Vanguard VIF — Growth Portfolio		Vanguard VIF — High Yield Bond Portfolio		Vanguard VIF — International Portfolio
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$8,822	$148	$12,797	$12	$6,437	$13
Net realized gain (loss) from investment transactions	78,170	4,338	(1,065)	289	21,521	376
Net change in unrealized gain (loss) of investments	242,825	45,983	23,418	1,898	35,127	(5,669)

Net increase (decrease) in net assets resulting from operations	329,817	50,469	35,150	2,199	63,085	(5,280)

Variable Life Activities:
Purchase payments	5,022,504	568,099	350,761	56,415	1,553,679	172,434
Death benefits	—	—	—	—	—	—
Cost of insurance	(45,340)	(11,750)	(7,435)	(1,883)	(8,954)	(1,404)
Net transfers	754,873	74,428	394,550	88,600	386,069	111,065
Transfer of policy loans	—	—	—	—	—	—
Mortality and expense risk charges	(262,632)	(59,309)	(52,811)	(7,114)	(71,393)	(11,010)
Contract administration charges	(6,694)	(1,752)	(1,271)	(107)	(1,161)	(335)
Surrender benefits	(11,555)	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable life activities	5,451,156	569,716	683,794	135,911	1,858,240	270,750

Total increase (decrease) in net assets	5,780,973	620,185	718,944	138,110	1,921,325	265,470
Net Assets:
Beginning of year	620,185	—	138,110	—	265,470	—

End of year	$6,401,158	$620,185	$857,054	$138,110	$2,186,795	$265,470

	Vanguard VIF — Real Estate Index Portfolio		Vanguard VIF — Small Company Growth Portfolio
	2025	2024	2025	2024
Operations:
Net investment income (loss)	$4,774	$51	$43,600	$27
Net realized gain (loss) from investment transactions	(1,556)	451	58,728	5,425
Net change in unrealized gain (loss) of investments	3,810	(2,079)	280,879	(8,715)

Net increase (decrease) in net assets resulting from operations	7,028	(1,577)	383,207	(3,263)

Variable Life Activities:
Purchase payments	283,113	116,749	2,218,202	730,276
Death benefits	—	—	—	—
Cost of insurance	(4,915)	(1,396)	(31,229)	(7,424)
Net transfers	252,060	19,232	3,655,562	136,568
Transfer of policy loans	—	—	—	—
Mortality and expense risk charges	(35,006)	(6,417)	(229,450)	(35,190)
Contract administration charges	(876)	(131)	(3,143)	(731)
Surrender benefits	—	—	—	—

Net increase (decrease) in net assets resulting from variable life activities	494,376	128,037	5,609,942	823,499

Total increase (decrease) in net assets	501,404	126,460	5,993,149	820,236
Net Assets:
Beginning of year	126,460	—	820,236	—

End of year	$627,864	$126,460	$6,813,385	$820,236

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2025

Note 1. Organization

Penn Insurance and Annuity Variable Life Account I (“Account I”) was established by The Penn Insurance and Annuity Company (“PIA”) under the provisions of the Delaware Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Protection VUL, Survivorship Protection VUL, and Accumulation VUL variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from PIA’s other assets and liabilities.

Note 2. Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Vanguard® Variable Insurance Fund (“Vanguard VIF’) portfolios: Equity Index, Total Stock Market Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Total Bond Market Index, Total International Stock Market Index, Conservative Allocation, Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, Real Estate Index and Small Company Growth.

Vanguard VIF is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Vanguard VIF portfolios are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date.

Federal Income Taxes — The operations of Account I are included in the federal income tax return of PIA, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, PIA does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. PIA will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period unless the investments of the segregated asset account on which the contract is based are adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and PIA intends that Account I will continue to meet such requirements.

Note 2. Significant Accounting Policies (continued)

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.  Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December 31, 2025:

	Purchases	Sales
Vanguard VIF — Equity Index Portfolio	$103,147,515	$759,540
Vanguard VIF — Total Stock Market Index Portfolio	47,477,637	7,193,249
Vanguard VIF — Global Bond Index Portfolio	2,306,250	211,698
Vanguard VIF — Mid-Cap Index Portfolio	17,773,877	340,376
Vanguard VIF — Moderate Allocation Portfolio	3,335,311	1,020,145
Vanguard VIF — Total Bond Market Index Portfolio	6,337,254	2,233,249
Vanguard VIF — Total International Stock Market Index Portfolio	26,032,805	817,902
Vanguard VIF — Conservative Allocation Portfolio	10,000,181	2,124,068
Vanguard VIF — Balanced Portfolio	3,335,072	152,763
Vanguard VIF — Capital Growth Portfolio	3,928,897	759,449
Vanguard VIF — Diversified Value Portfolio	5,021,145	412,827
Vanguard VIF — Equity Income Portfolio	3,233,254	62,087
Vanguard VIF — Growth Portfolio	5,626,599	175,443
Vanguard VIF — High Yield Bond Portfolio	874,480	190,687
Vanguard VIF — International Portfolio	1,972,247	114,008
Vanguard VIF — Real Estate Index Portfolio	585,979	91,602
Vanguard VIF — Small Company Growth Portfolio	5,773,406	163,464

Note 4.  Related Party Transactions and Contract Charges

PIA received $24,039,085 and $11,224,303 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2025 and 2024. These amounts charged include those assessed through redemption of units.

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Protection VUL

0.10% monthly (annual rate of 1.25%) in policy years 1-10 and 0.02% monthly (annual rate of 0.25%) in policy years 11+ of the policy value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class.

0.10% monthly (annual rate of 1.25%) of policy value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 20 years varying by issue age, sex (if applicable), and rate class.

Survivorship Protection VUL

0.10% monthly (annual rate of 1.25%) in policy years 1-10 and 0.02% monthly (annual rate of 0.25%) in policy years 11+ of the policy value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class.

0.10% monthly (annual rate of 1.25%) of policy value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 20 years varying by issue age, sex (if applicable), and rate class.

Accumulation VUL

0.0125% monthly (annual rate of 0.15%) for the first 120 months following the Policy date of Policy Value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.05% monthly (annual rate of 0.6%) of the first $50,000 of Policy Value allocated to the Separate Account and 0.025% monthly (annual rate of 0.3%) of the Policy Value allocated to the Separate Account in excess of that amount; and a monthly expense charge per $1,000 of specified amount varying by issue age, sex (if applicable), and rate class.

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

A surrender charge may be charged on full surrender of the policy depending on the policy year of the surrender and whether there has been an increase in the Specified Amount. The amount of the surrender charge if any, will in no event exceed the maximum allowed by state or federal law. For Protection VUL, Survivorship Protection VUL and Accumulation VUL, a surrender charge will also be charged if the Specified Amount is decreased in the first five policy years.

A charge equal to the lesser of 2% of the amount withdrawn or $25 will be charged on a partial withdrawal. The charge will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%. In addition, premium charges on purchase payments range from 5.00% to 10.00% based on the base product.

For each Protection VUL, Survivorship Protection VUL and Accumulation VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Protection VUL, Survivorship Protection VUL and Accumulation VUL policy, on the date of issue and each monthly anniversary, a contract administration charge, ranging from $8 to $50 based on the based product, is deducted from the policy value.

Note 5.  Accumulation Units

	December 31, 2025			December 31, 2024
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Vanguard VIF — Equity Index Portfolio	6,896,702	(50,254)	14,447,43	5,001,717	(213,667)	7,600,955
Vanguard VIF — Total Stock Market Index Portfolio	3,312,093	(515,955)	8,236,022	3,256,042	(100,062)	5,439,884
Vanguard VIF — Global Bond Index Portfolio	236,464	(21,713)	358,356	66,286	(8,289)	143,605
Vanguard VIF — Mid-Cap Index Portfolio	1,419,534	(27,601)	2,803,298	1,063,461	(67,349)	1,411,365
Vanguard VIF — Moderate Allocation Portfolio	280,286	(89,042)	879,979	175,901	(1,087,67)	688,735
Vanguard VIF — Total Bond Market Index Portfolio	650,315	(230,499)	1,422,970	346,525	(38,932)	1,003,154
Vanguard VIF — Total International Stock Market Index Portfolio	2,156,799	(67,815)	3,866,131	1,171,612	(87,263)	1,777,147
Vanguard VIF — Conservative Allocation Portfolio	910,474	(184,252)	1,109,136	290,498	(19,798)	382,914
Vanguard VIF — Balanced Portfolio	278,156	(12,659)	302,598	38,764	(1,663)	37,101
Vanguard VIF — Capital Growth Portfolio	316,293	(64,788)	801,360	557,555	(7,700)	549,855
Vanguard VIF — Diversified Value Portfolio	433,067	(34,553)	452,059	56,281	(2,736)	53,545
Vanguard VIF — Equity Income Portfolio	270,628	(4,982)	283,441	19,130	(1,335)	17,795
Vanguard VIF — Growth Portfolio	409,067	(12,889)	443,274	50,557	(3,461)	47,096
Vanguard VIF — High Yield Bond Portfolio	77,284	(17,187)	72,830	13,314	(581)	12,733
Vanguard VIF — International Portfolio	155,700	(9,828)	170,665	25,778	(985)	24,793
Vanguard VIF — Real Estate Index Portfolio	49,766	(7,811)	52,882	11,255	(328)	10,927
Vanguard VIF — Small Company Growth Portfolio	510,803	(15,058)	564,297	73,147	(4,595)	68,552

Note 6.  Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2025	December 31, 2025			For the Year ended December 31, 2025
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Vanguard VIF — Equity Index Portfolio	13.08 to 14.26	14,447,43	15.4 to 16.79	241,342,051	0.86	—	17.70
Vanguard VIF — Total Stock Market Index Portfolio	13.08 to 13.69	8,236,022	15.29 to 16	131,411,261	1.09	—	16.93
Vanguard VIF — Global Bond Index Portfolio	9.36 to 10.68	358,356	9.9 to 11.29	3,566,035	2.01	—	5.69
Vanguard VIF — Mid-Cap Index Portfolio	11.87 to 12.43	2,803,298	13.24 to 13.86	37,222,297	1.06	—	11.54
Vanguard VIF — Moderate Allocation Portfolio	11.04 to 11.61	879,979	12.83 to 13.49	11,303,595	2.38	—	16.19
Vanguard VIF — Total Bond Market Index Portfolio	9.21 to 10.62	1,422,970	9.85 to 11.36	14,139,788	3.03	—	6.94
Vanguard VIF — Total International Stock Market Index Portfolio	10.22 to 11.06	3,866,131	13.5 to 14.61	52,391,881	2.18	—	32.04
Vanguard VIF — Conservative Allocation Portfolio	10.47 to 11.29	1,109,136	11.8 to 12.73	13,112,082	1.77	—	12.73
Vanguard VIF — Balanced Portfolio	11.1 to 11.95	302,598	12.92 to 13.92	3,991,999	0.65	—	16.46
Vanguard VIF — Capital Growth Portfolio	10.69 to 11.87	801,360	13.79 to 15.3	11,217,834	0.91	—	28.98
Vanguard VIF — Diversified Value Portfolio	10.8 to 12.17	452,059	12.61 to 14.22	5,910,055	0.83	—	16.83
Vanguard VIF — Equity Income Portfolio	10.95 to 12.22	283,441	12.79 to 14.27	3,709,513	1.47	—	16.80
Vanguard VIF — Growth Portfolio	12.02 to 13.92	443,274	14.05 to 16.27	6,401,158	0.09	—	16.89

Note 6.  Financial Highlights (continued)

	January 1, 2025	December 31, 2025			For the Year ended December 31, 2025
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Vanguard VIF — High Yield Bond Portfolio	10.65 to 11.1	72,830	11.63 to 12.12	857,054	3.09	—	9.18
Vanguard VIF — International Portfolio	10.56 to 11.44	170,665	12.66 to 13.73	2,186,795	0.42	—	19.97
Vanguard VIF — Real Estate Index Portfolio	11.44 to 11.72	52,882	11.8 to 12.09	627,864	1.50	—	3.11
Vanguard VIF — Small Company Growth Portfolio	11.07 to 12.44	564,297	11.75 to 13.2	6,813,385	0.24	—	6.11

	January 1, 2024 or Inception date of Subaccount	December 31, 2024			For the Year ended December 31, 2024
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Vanguard VIF — Equity Index Portfolio	11.02 to 11.42	7,600,955	13.08 to 14.26	108,166,246	0.93	—	18.76 to 24.84
Vanguard VIF — Total Stock Market Index Portfolio	11.06 to 11.34	5,439,884	13.08 to 13.69	74,363,281	0.89	—	15.34 to 23.71
Vanguard VIF — Global Bond Index Portfolio	9.18 to 10.42	143,605	9.36 to 10.68	1,348,444	2.40	—	2.03 to 2.47
Vanguard VIF — Mid-Cap Index Portfolio	10.32 to 11.35	1,411,365	11.87 to 12.43	16,777,850	0.96	—	9.45 to 15.08
Vanguard VIF — Moderate Allocation Portfolio	10.01 to 10.83	688,735	11.04 to 11.61	7,605,386	2.96	—	7.23 to 10.32
Vanguard VIF — Total Bond Market Index Portfolio	9.10 to 10.43	1,003,154	9.21 to 10.62	9,255,390	2.53	—	1.24 to 1.82
Vanguard VIF — Total International Stock Market Index Portfolio	9.73 to 10.87	1,777,147	10.22 to 11.06	18,211,211	2.23	—	1.77 to 5.06
Vanguard VIF — Conservative Allocation Portfolio	9.74to 10.72	382,914	10.47 to 11.29	4,010,463	1.82	—	5.34 to 7.49
Vanguard VIF — Balanced Portfolio	10.20 to 10.80	37,101	11.1 to 11.95	420,422	0.01	—	8.78 to 10.71
Vanguard VIF — Capital Growth Portfolio	10.39 to 11.09	549,855	10.69 to 11.87	5,910,591	0.00	—	2.97 to 7.02
Vanguard VIF — Diversified Value Portfolio	10.03 to 11.23	53,545	10.8 to 12.17	637,377	0.03	—	7.70 to 8.44
Vanguard VIF — Equity Income Portfolio	10.04 to 11.24	17,795	10.95 to 12.22	204,532	0.01	—	8.71 to 9.10
Vanguard VIF — Growth Portfolio	10.52 to 11.74	47,096	12.02 to 13.92	620,185	0.05	—	14.27 to 18.58
Vanguard VIF — High Yield Bond Portfolio	10.09 to 10.47	12,733	10.65 to 11.1	138,110	0.02	—	5.56 to 6.02
Vanguard VIF — International Portfolio	10.48 to 10.95	24,793	10.56 to 11.44	265,470	0.01	—	.75 to 6.02
Vanguard VIF — Real Estate Index Portfolio	10.04 to 11.07	10,927	11.44 to 11.72	126,460	0.10	—	5.9 to 13.98
Vanguard VIF — Small Company Growth Portfolio	10.26 to 11.67	68,552	11.07 to 12.44	820,236	0.01	—	6.6 to 7.91

	January 1, 2023	December 31, 2023			For the Year ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Vanguard VIF — Equity Index Portfolio	9.06	2,812,905	11.42	32,134,554	1.10	—	26.11
Vanguard VIF — Total Stock Market Index Portfolio	8.78	2,283,904	11.06	25,264,371	0.91	—	25.95
Vanguard VIF — Global Bond Index Portfolio	8.61	85,608	9.18	785,534	1.94	—	6.52
Vanguard VIF — Mid-Cap Index Portfolio	8.91	415,253	10.32	4,283,910	1.34	—	15.83
Vanguard VIF — Moderate Allocation Portfolio	8.66	1,600,513	10.01	16,015,916	1.66	—	15.55

Note 6.  Financial Highlights (continued)

	January 1, 2023	December 31, 2023			For the Year ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Vanguard VIF — Total Bond Market Index Portfolio	8.62	695,561	9.10	6,326,626	2.31	—	5.58
Vanguard VIF — Total International Stock Market Index Portfolio	8.42	692,798	9.73	6,742,371	2.58	—	15.54
Vanguard VIF — Conservative Allocation Portfolio	8.66	112,214	9.74	1,093,171	1.78	—	12.51

	January 1, 2022	December 31, 2022			For the Year ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Vanguard VIF — Equity Index Portfolio	11.08	1,126,057	9.06	10,200,309	.46	—	-18.23
Vanguard VIF — Total Stock Market Index Portfolio	10.92	1,229,309	8.78	10,796,726	.53	—	-19.59
Vanguard VIF — Global Bond Index Portfolio	9.92	81,566	8.61	702,649	2.12	—	-13.13
Vanguard VIF — Mid-Cap Index Portfolio	10.97	262,052	8.91	2,333,956	.96	—	-18.82
Vanguard VIF — Moderate Allocation Portfolio	10.30	925,738	8.66	8,017,052	2.04	—	-19.59
Vanguard VIF — Total Bond Market Index Portfolio	9.93	273,783	8.62	2,358,696	1.54	—	-13.21
Vanguard VIF — Total International Stock Market Index Portfolio	10.03	366,200	8.42	3,084,493	1.81	—	-16.01
Vanguard VIF — Conservative Allocation Portfolio	10.17	97,920	8.66	847,866	1.74	—	-14.90

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the subaccount for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

For the years ending December 31, 2024, and 2023, total return ratios were impacted by the partial-year availability of the following products: Accumulation VUL launched on January 16, 2024; Survivorship Protection VUL, launched on September 1, 2023. Additionally, on April 26, 2024, 9 new funds (Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, Real Estate Index and Small Company Growth) were added both to Survivorship Protection and Protection VUL, contributed to partial-year return calculations for 2024. These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.  Subsequent Events

Management has evaluated events subsequent to December 31, 2025 and through the Account I Financial Statement date of issuance of April 15, 2026.

PM9073 05/26

The Penn

Insurance and

Annuity Company

 2025 Statutory Financial Statements

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, PA 19103 www.pwc.com +1 (267) 330 3000

Report of Independent Auditors

To the Board of Directors of

The Penn Insurance and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 18, 2026

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2025	2024

ADMITTED ASSETS
Bonds	$10,598,231	$9,189,871
Stocks:
Preferred stock	59,614	64,552
Common stock — affiliated	202,509	214,123
Common stock — unaffiliated	11,124	9,455
Policy loans	878,525	745,187
Cash, cash equivalents and short-term investments	251,534	227,917
Alternative assets	348,981	338,948
Derivatives	1,509,223	1,348,699
Other invested assets	241,308	126,270

TOTAL INVESTMENTS	14,101,049	12,265,022

Investment income due and accrued	125,054	114,939
Deferred tax asset	77,229	82,598
Amounts recoverable from reinsurers	4,068	14,986
Funds held by ceding company	1,706,887	1,643,193
Federal income taxes recoverable	—	26,946
Other assets	155,616	155,699
Separate account assets	959,981	382,884

TOTAL ASSETS	$17,129,884	$14,686,267

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$10,073,147	$8,816,724
Policy claims in process	18,345	25,760
Asset valuation reserve	110,966	98,101
Funds held under coinsurance	2,421,312	2,312,934
Federal income taxes payable	751	—
Other liabilities	1,301,374	1,075,542
Derivatives	1,044,579	1,009,698
Separate account liabilities	959,981	382,884

TOTAL LIABILITIES	15,930,455	13,721,643

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	779,662	629,662
Accumulated surplus	417,267	332,462

TOTAL CAPITAL AND SURPLUS	1,199,429	964,624

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$17,129,884	$14,686,267

The accompanying notes are an integral part of these financial statements.

2025 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Operations

For the Years Ended December 31,	2025	2024

REVENUE
Premium and annuity considerations	$1,776,221	$1,370,581
Net investment income	570,492	496,043
Other revenue	125,213	79,008

TOTAL REVENUE	2,471,926	1,945,632

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	409,741	400,978
Increase in reserves for payment of future insurance and annuity benefits	1,259,776	1,101,925
Commissions	135,499	120,614
Operating expenses	213,167	138,634
Other expenses	166,038	134,924
Net transfers to separate accounts	439,497	208,378

TOTAL BENEFITS AND EXPENSES	2,623,718	2,105,453

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(151,792)	(159,821)

Federal income tax expense	44,785	13,810

LOSS FROM OPERATIONS	(196,577)	(173,631)

Net realized capital gains, net of tax	220,991	191,731

NET INCOME	$24,414	$18,100

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

For the Years Ended December 31,	2025	2024

COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	629,662	559,662
Capital contribution from parent	150,000	70,000

End of year	779,662	629,662

ACCUMULATED SURPLUS
End of prior year	332,462	297,589
SSAP 3 adjustment	(18,272)	—
Beginning of year	314,190	297,589
Net income	24,414	18,100
Change in:
Nonadmitted assets	(5,223)	(13,146)
Asset valuation reserve	(12,865)	(12,338)
Net deferred income tax	34,061	8,476
Net unrealized capital gains, net of tax	62,690	33,781

End of year	417,267	332,462

TOTAL CAPITAL AND SURPLUS	$1,199,429	$964,624

The accompanying notes are an integral part of these financial statements.

2025 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2025	2024

OPERATIONS
Premium and annuity considerations	$1,973,440	$1,165,348
Net investment income	578,470	523,307
Other revenue	125,278	79,116

CASH PROVIDED BY OPERATIONS	2,677,188	1,767,771

Benefits paid	409,883	456,241
Commissions and operating expenses	510,148	391,370
Net transfers from separate accounts	490,518	228,825
Taxes paid on operating income and realized investment losses	22,420	16,482

CASH USED IN OPERATIONS	1,432,969	1,092,918

NET CASH PROVIDED BY OPERATIONS	1,244,219	674,853

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	2,183,068	1,736,542
Preferred and common stocks	36,609	44,388
Other invested assets	104,301	14,626
Other	—	40,000
Derivatives	539,133	223,553
Miscellaneous proceeds	212,584	156,103
NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	3,075,695	2,215,212
Cost of investments acquired:
Bonds	3,594,608	3,313,982
Preferred and common stocks	12,852	85,866
Other invested assets	155,686	27,647
Derivatives	351,126	449,595
Miscellaneous applications	267,208	(226,042)

TOTAL COST OF INVESTMENTS ACQUIRED	4,381,480	3,651,048

Net increase in policy loans	(133,331)	(139,360)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,439,116)	(1,575,196)

FINANCING AND MISCELLANEOUS
Net deposits on deposit-type funds	(3,511)	204,502
Capital and paid in surplus	50,000	70,000
Other cash provided, net	172,025	641,350

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	218,514	915,852

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	23,617	15,510

Cash, cash equivalents and short-term investments:
Beginning of year	227,917	212,407

End of year	$251,534	$227,917

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Premiums paid from benefits	$54	$285
Premiums paid by waivers	$791	$1,084
Non-cash acquisitions	$5,831	$1,241
Other	$7	$6

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Insurance and Annuity Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Insurance and Annuity Company (the “Company”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”) domiciled in Delaware. The Company’s business activities are primarily concentrated in the sale of indexed universal life (“IUL”), variable universal life (“VUL”), fixed universal life and indexed annuity products. The Company markets and sells its products through a network of closely affiliated and independent financial professions, and has its in-force business serviced by Penn Mutual. Additionally, it has closed blocks of deferred and payout annuities. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Pursuant to a permitted practice received from the Delaware Department of Insurance (“Captive Bureau”), PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (“LLC Note”) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Based on the “look-through” provisions of the Statement of Statutory Accounting Principles No.97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities, the Company includes the value of the LLC Note and related form of surplus in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

In accordance with the permitted practice, the Company recorded $202,509 and $214,123 as of December 31, 2025 and 2024, respectively, in Common stock-affiliated, with a corresponding $202,509 and $214,123 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0 as of December 31, 2025 and 2024. There was no impact to net income as a result of the permitted practice.

Had the Company not included the asset and statutory surplus noted above in either 2025 or 2024, the resulting RBC of the Company would not have triggered a regulatory event. Had PIAre I not received a permitted practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value recorded through other comprehensive income;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

2025 Statutory Financial Statements	Page 5

($ in Thousands)

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. PIAre I is an admitted asset. Under GAAP, this majority-owned subsidiary would be consolidated;
(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”) and low income housing tax credit (“LIHTC”) investments as well as credit-related declines in the value of bonds, whereas under U.S. GAAP, a separate reserve like the AVR is not established; instead, credit-related declines are recognized through impairment charges or fair value adjustments that directly affect earnings or other comprehensive income;

(k)	changes in the fair value of unaffiliated common stock are recorded as changes in unrealized gains/(losses) in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(l)	changes in the fair value of perpetual preferred stock are recorded as changes in unrealized gains/(losses) in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(m)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses in income as a component of revenue when the related securities are sold or called;

(n)

changes in the fair value of derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(o)	comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;
(p)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(q)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets;
(r)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria.

CORRECTION OF ERRORS The Company identified an overstatement in prior years’ deferred tax asset related to its reinsurance transactions. The correction of the error was recorded in accordance with SSAP No. 3 – Accounting Changes and Corrections of Error and is reflected as a decrease in unassigned funds of $18,272 on the Statements of Changes in Capital and Surplus.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives

Page 6	The Penn Insurance and Annuity Company

($ in Thousands)

◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times a year based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

The Company has adopted a principles-based definition of a bond for the classification and reporting of its investments. A security is classified as a bond if it represents a creditor relationship, contains a fixed schedule for future payments and is either an issuer credit obligation or an asset-backed security. To determine whether a security meets the principles-based definition of a bond, management performs a qualitative assessment focusing on the security’s underlying economic characteristics including but not limited to creditor relationship, fixed payments and source of repayment. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliate, PIAre I, is carried at its underlying audited statutory surplus on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in carrying value are recognized as changes in unrealized gains or losses in surplus.

Policy Loans  are carried at the aggregate balance of unpaid principal and capitalized interest.

Cash, Cash Equivalents and Short-Term Investments Cash equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months, and less than or equal to 12 months.

Alternative Assets consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of

2025 Statutory Financial Statements	Page 7

($ in Thousands)

specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. These derivatives are carried at amortized cost with no resulting changes in fair value. Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company entered into equity options in the form of call spreads that are carried at fair value. The Company has not designated these as hedging instruments.

The Company entered into interest rate swaps, that are carried at fair value. The Company may use payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under interest rate swap agreements are recognized as investment income or expense when incurred.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include an investment in an unaffiliated mortgage fund, an investment in Penn Mutual AM Strategic Income Fund (“PMAM’s PMUBX”), debt securities that do not meet the definition of a bond valued at the lower of cost or fair value and receivables for unsettled investment transactions.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — Equity securities with market value to book value ratio below 80% are further evaluated; while the Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10% without further evaluation. Any such impairments are accounted for as a realized loss.

Page 8	The Penn Insurance and Annuity Company

($ in Thousands)

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $10,000 for single life and $20,000 for joint lives effective March 1, 2024. Prior to March 1, 2024, these limits were $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Other assets primarily include receivables for collateral remitted to counterparties.

As of December 31, 2025 and 2024, the Company had $30,984and $58,129 of negative (disallowed) IMR in aggregate and in the general account, respectively.

As of December 31, 2025 and 2024, the Company had $30,984 and $58,129 of negative (disallowed) IMR admitted in the general account, respectively.

2025 Statutory Financial Statements	Page 9

($ in Thousands)

As of December 31, 2025 and 2024, the Company’s calculated adjusted capital and surplus was $968,017 and $823,899, respectively.

As of December 31, 2025 and 2024, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 3% and 7%, respectively.

The following represents allocated gains/(losses) previously deferred to the IMR from derivatives:

	December 31, 2025	December 31, 2024

Realized capital gains	$—	$—
Realized capital (losses)	(11,282)	(10,727)

Total allocated (losses) to IMR from derivatives	$(11,282)	$(10,727)

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in Other revenue in the accompanying Statements of Operations.

The Company has variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that is in excess of limits prescribed by SAP, certain other receivables, advances and prepayments and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 3.50% to 5.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Page 10	The Penn Insurance and Annuity Company

($ in Thousands)

Reserves for Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.00% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 1.50% to 7.75%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, Guaranteed Minimum Accumulation Benefit (“GMAB”) and Guaranteed Minimum Withdrawal Benefit (“GMWB”) features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $42,011 and $27,274 as of December 31, 2025 and 2024, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity. As of December 31, 2025 and 2024, the Company maintained a negative IMR of $30,984 and $58,128, respectively, an admitted asset in accordance with the NAIC’s INT 23-01T guidance, which provides limited-time exception guidance to SSAP No. 7.

2025 Statutory Financial Statements	Page 11

($ in Thousands)

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments and LLCs as well as non interest-related declines in the value of bonds. The AVR is reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include life insurance premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2025, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES Other revenue includes assumed interest income earned on the funds withheld assets held by Penn Mutual pursuant to the terms of the 100% coinsurance with funds withheld agreement with Penn Mutual. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with Penn Mutual relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

Page 12	The Penn Insurance and Annuity Company

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified as borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2025, there was $200,000 in outstanding borrowings and the maximum borrowed during the year was $500,000. As of December 31, 2024, there were $200,000 in outstanding borrowings and the maximum borrowed during the year was $500,000.

NEW ACCOUNTING STANDARDS

In August 2023, the NAIC adopted INT 23-01T, Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also revered to IMR (as liabilities) and amortized, there is no exclusion for derivative losses. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations and financial statement disclosures. The Company has adopted this guidance, and the adoption resulted in an admitted disallowed IMR of $30,984 and $58,129 as of December 31, 2025 and 2024, respectively.

The Company has adopted SSAP No. 94, State and Federal Tax Credits. This guidance, effective as of January 1, 2025, expanded the scope of SSAP No. 94R to include all state and federal tax credits and provides new guidance on the accounting, recognition, and reporting for state and federal tax credits. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

The Company has adopted the updated SSAP No. 26R, Bonds, which introduces a principles-based definition for what constitutes a bond for statutory accounting purposes. Under the revised guidance, a bond is defined as any security that: (1) represents a creditor relationship, and (2) has a fixed schedule for one or more future payments. These securities are further categorized as either an issuer credit obligation or an asset-backed security. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality or individual investment.

2025 Statutory Financial Statements	Page 13

($ in Thousands)

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock as of December 31:

		Gross Unrealized Capital
DECEMBER 31, 2025	Admitted Value	Gains	Losses	Estimated Fair Value

Issuer Credit Obligation (ICO):
U.S. Governments	$3,491	$24	$47	$3,468
Other U.S. Governments	7,863	34	33	7,864
Foreign Sovereign	55,623	1,327	1,641	55,309
Municipal — General	156,058	1,426	16,758	140,726
Municipal — Special Revenue	777,991	6,057	81,515	702,533
Project Finance	44,903	315	4,271	40,947
Industrial and Miscellaneous	5,018,590	63,351	376,851	4,705,090
Single Entity-Backed	106,765	1,319	5,752	102,332
SVO-Identified Bond ETFs	56,873	161	161	56,873
BDCs, Closed-End Funds & REITs	130,612	760	12,826	118,546
Bank Loans	14,167	—	315	13,852

Total ICO	6,372,936	74,774	500,170	5,947,540

Asset-backed Securities (ABS):
Residential Mortgage-Backed Securities	1,516,765	25,016	38,682	1,503,099
Commercial Mortgage-Backed Securities	1,309,775	18,960	29,338	1,299,397
CLOs, CBOs, and CDOs	431,927	893	1,381	431,439
Other Financial Asset-Backed Securities	939,895	4,929	22,909	921,915
Lease-Backed Securities	26,933	91	1,017	26,007

Total ABS	4,225,295	49,889	93,327	4,181,857

Preferred Stock	59,614	6,642	9,093	57,163

Total Bonds and Preferred Stocks	$10,657,845	$131,305	$602,590	$10,186,560

		Gross Unrealized Capital
2024	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$233,270	$1,422	$7,638	$227,054
Other Governments	31,157	—	2,363	28,794
States, Territories and	33,131	194	2,657	30,668
Political Subdivisions	186,983	370	28,970	158,383
Special Revenue	675,735	2,847	86,086	592,496
Industrial and Miscellaneous	4,203,022	20,585	452,931	3,770,676
Residential Mortgage-Backed
Securities	834,436	3,527	52,984	784,979
Commercial Mortgage-Backed
Securities	1,155,340	7,133	45,816	1,116,657
Asset-Backed Securities	1,581,240	7,489	61,346	1,527,383
Hybrid Securities	250,969	5,045	3,083	252,931
SVO Identified Funds	4,588	2	—	4,590

Total Bonds	9,189,871	48,614	743,874	8,494,611
Preferred Stock	64,552	5,944	8,542	61,954

Total Bonds and Preferred Stock	$9,254,423	$54,558	$752,416	$8,556,565

Page 14	The Penn Insurance and Annuity Company

($ in Thousands)

The December 31, 2025 and 2024 amounts above in admitted value and estimated fair value for Residential Mortgage-Backed securities reflect no subprime mortgage exposure.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2025 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Fair Value

Due in one year or less	$80,867	$80,700
Due after one year through five years	386,810	393,318
Due after five years through ten years	832,510	840,414
Due after ten years	5,072,749	4,633,108
Asset-backed Securities (ABS):
Residential Mortgage-Backed Securities(1)	1,516,765	1,503,099
Commercial Mortgage-Backed Securities(1)	1,309,775	1,299,397
CLOs, CBOs, and CDOs(1)	431,927	431,439
Other Financial Asset-Backed Securities(1)	939,895	921,915
Lease-Backed Securities(1)	26,933	26,007

Total bonds	10,598,231	10,129,397
Preferred stock	59,614	57,163

Total Bonds and Preferred Stock	$10,657,845	$10,186,560

(1)	Includes U.S. Agency structured securities

Asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $523,015 primarily in asset-backed securities that do not follow a structured principal repayment schedule. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 12.4 years.

At December 31, 2025, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $533,477, representing 5% of the total debt securities portfolio.

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2025 are temporary in nature.

2025 Statutory Financial Statements	Page 15

($ in Thousands)

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2025
Issuer Credit Obligation (ICO):
U.S. Governments	$526	$47	$—	$—	$526	$47	6
Other U.S. Governments	3,967	33	—	—	3,967	33	1
Foreign Sovereign	12,487	155	10,928	1,486	23,415	1,641	7
Municipal — General	4,952	48	80,777	16,710	85,729	16,758	28
Municipal — Special Revenue	62,386	355	339,797	81,160	402,183	81,515	140
Project Finance	8,006	83	25,024	4,188	33,030	4,271	19
Industrial and Miscellaneous	710,329	18,423	1,857,308	358,428	2,567,637	376,851	1,030
Single Entity-Backed	6,288	43	52,349	5,709	58,637	5,752	24
SVO-Identified Bond ETFs	56,873	161	—	—	56,873	161	2
BDCs, Closed-End Funds & REITs	2,991	1	72,045	12,825	75,036	12,826	29
Bank Loans	4,084	315	—	—	4,084	315	3

Total ICO	872,889	19,664	2,438,228	480,506	3,311,117	500,170	1,289
Asset-backed Securities
(ABS):	—	—	—	—	—	—	—
Residential Mortgage-
Backed Securities	222,464	2,569	348,808	36,113	571,272	38,682	115
Commercial Mortgage-
Backed Securities	190,168	2,277	391,963	27,061	582,131	29,338	229
CLOs, CBOs, and CDOs	—	717	57,671	664	57,671	1,381	34
Other Financial Asset-Backed
Securities	486,350	5,455	161,787	17,454	648,137	22,909	69
Lease-Backed Securities	—	—	17,889	1,017	17,889	1,017	6

Total ABS	898,982	11,018	978,118	82,309	1,877,100	93,327	453
Preferred Stock	8,951	147	42,888	8,946	51,839	9,093	22

Total Bonds and Preferred Stocks	$1,780,822	$30,829	$3,459,234	$571,761	$5,240,056	$602,590	1,764

Page 16	The Penn Insurance and Annuity Company

($ in Thousands)

	Less than 12 months			Greater than 12 months			Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

2024
US Governments	$118,400	$4,071	$19,823	$3,567	$138,223	$7,638	48
Other Governments	27,381	1,776	1,413	587	28,794	2,363	9
States, Territories and Possessions	9,101	170	13,132	2,487	22,233	2,657	9
Political Subdivisions	21,732	669	107,463	28,301	129,195	28,970	52
Special Revenue	196,745	5,117	282,647	80,969	479,392	86,086	199
Industrial and Miscellaneous	1,270,840	41,298	1,711,756	411,633	2,982,596	452,931	1,666
Residential Mortgage-backed Securities	322,571	5,740	288,688	47,244	611,259	52,984	163
Commercial Mortgage-backed Securities	291,391	3,945	459,044	41,871	750,435	45,816	427
Asset-backed Securities	223,984	4,130	517,790	57,216	741,774	61,346	350
Hybrid Securities	48,307	701	60,428	2,382	108,735	3,083	107
SVO Identified Funds	—	—	—	—	—	—	—

Total Bonds	$2,530,452	$67,617	$3,462,184	$676,257	$5,992,636	$743,874	3,030
Preferred Stock	17,079	828	36,582	7,714	53,661	8,542	26

Total Bonds and Preferred Stock	$2,547,531	$68,445	$3,498,766	$683,971	$6,046,297	$752,416	3,056

Included in the December 31, 2025 and 2024 amounts above is the interest portion of impairments which were taken during the year, on securities of $242 and $2, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2025	$11,148	$60	$84	$11,124
December 31, 2024	$9,501	$—	$46	$9,455

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2025	$1,111	$84	$—	$—	$1,111	$84
December 31, 2024	$102	$46	$—	$—	$102	$46

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is attributable to 4 individual securities. As of December 31, 2025, there was no unaffiliated common stock security impairments.

2025 Statutory Financial Statements	Page 17

($ in Thousands)

Federal Home Loan Bank The Company’s investment in FHLB-PGH Class B Membership Capital Stock as of December 31, 2025 and December 31, 2024 was $1,805 and $1,353, respectively. The Company also invested $8,000 and $8,000 in FHLB-PGH Activity Stock as of December 31, 2025 and December 31, 2024, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $1,430,338 and $1,059,416 as of December 31, 2025 and December 31, 2024, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH and the maximum amount of collateral pledged as of:

	December 31 2025	Maximum during 2025	December 31 2024	Maximum during 2024

Carrying value	$1,025,434	$1,105,652	$427,165	$715,752
Fair value	1,023,467	1,094,370	408,770	687,465

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2025 and December 31, 2024 was $9,469 and $12,853, respectively.

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2025	2024

Bonds	Collateral — FHLB	$1,025,434	$427,165
Bonds	Reinsurance Funds Withheld	670,320	645,801
Bonds	New York 109 trust	—	1,545
Bonds	State deposit	1,572
Preferred stocks	Reinsurance Funds Withheld	4,982
Common stocks unaffiliated	FHLB Stock	9,805	9,353
Cash, cash equivalents and short-term investments	Reinsurance Funds Withheld	30,658
Cash, cash equivalents and short-term investments	Collateral — Derivatives	341,703	331,390
Cash, cash equivalents and short-term investments	State deposit	2,886	2,936

Total Restricted Assets		$2,087,360	$1,418,189

OTHER THAN TEMPORARY IMPAIRMENTS For the years ended December 31, 2025 and December 31, 2024, other than temporary investment losses amounted to $5,053 and $0, respectively.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed; instead, the Company distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2025, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $10,004 and $2,430 for the years ended December 31, 2025 and December 31, 2024, respectively, associated with other-than-temporary impairments of certain alternative assets.

Page 18	The Penn Insurance and Annuity Company

($ in Thousands)

Unfunded commitments for alternative assets were $261,652 and $179,374 for the years ended December 31, 2025 and 2024, respectively.

The Company recognized $(28) and $0 realized gains (losses) for the years ended December 31, 2025 and 2024, respectively, associated with liquidations of the Company’s interest in alternative assets.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2025 and 2024 were as follows:

December 31,	2025	2024

LIHTC	$38,761	$42,036
Receivable for securities	99,711	20,511
PMUBX	—	63,723
Investment in unaffiliated mortgage fund	102,836	—

Total other invested assets	$241,308	$126,270

Unfunded commitments for unaffiliated mortgage fund were $75,000 and $0 for the years ended December 31, 2025 and 2024, respectively.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2025 and 2024. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2025 or 2024.

Commitments of $16,022 and $27,346 for the years ended December 31, 2025 and 2024, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC.

The Company’s LIHTC activity for the years ended December 31, 2025 and 2024 is as follows:

December 31,	2025	2024

LIHTC Tax Credits	$4,429	$3,213
LIHTC Investments Balance	61,564	66,926
LIHTC Amortization	(22,803)	-24,890
LIHTC Other Returns	—	—

The aggregate schedule of tax credits expected to be generated in each of the subsequent five years and thereafter is as follows:

December 31,		Transferable Tax Credits	Non- transferable Tax Credits

	2026	$—	$5,445
	2027	—	5,762
	2028	—	5,909
	2029	—	5,494
	2030	—	5,519
	Thereafter	—	22,184

Total		$—	$50,313

2025 Statutory Financial Statements	Page 19

($ in Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2025	2024

Income:
Bonds and preferred stock	$538,172	$455,147
Common stock — unaffiliated	979	1,267
Policy loans	42,625	38,571
Cash and short term investments	8,029	8,392
Alternative assets	37,009	36,075
Derivatives	(29,097)	(19,194)
Other invested assets	2,182	4,200
IMR amortization	(4,512)	(3,667)

Total investment income	595,387	520,791
Less investment expenses	24,895	24,748

Net Investment Income	$570,492	$496,043

There was no nonadmitted accrued investment income at December 31, 2025 and 2024.

Included in the table above (Bonds and preferred stocks) for 2025 is $1,428 of investment income attributable to securities disposed of as a result of a callable feature, spread over 19 securities.

Proceeds from the sale of bonds, preferred stock and common stock, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2025			2024
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$1,372	$45	$14	$843,126	$5,110	$93,953
Preferred stock	4	—	—	1,659	—	81
Common stock	5	—	—	27,107	537	2,235

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2025	2024

Realized capital gains/(losses)	$248,955	$103,823
Less amount transferred to IMR	28,648	(85,604)
Less Taxes:
Transferred to IMR	(6,017)	17,976
Capital gains/(losses)	5,333	(20,280)

Net Realized Capital Gains	$220,991	$191,731

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2025 and reacquired within 30 days of the sale date.

Page 20	The Penn Insurance and Annuity Company

($ in Thousands)

Note 4. SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC The Company maintains separate accounts that are registered with the Securities and Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $959,981 and $382,884 at December 31, 2025 and 2024, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

YEARS ENDED DECEMBER 31,	2025	2024

Premiums, considerations and deposits	$301,926	$152,285
Reserves at December 31, at market value	882,300	356,224
Subject to discretionary withdrawal at market value	882,300	356,224

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

YEARS ENDED DECEMBER 31,	2025	2024

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$301,926	$152,285
Transfers to/(from) separate accounts	137,571	56,093

Transfers as reported in the Statements of Operations	$439,497	$208,378

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2025	2024

Individual Annuity	$413,780	$134,002
Single Life Variable Universal Life	546,201	248,882

Total	$959,981	$382,884

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $2,550 and $393 for the years ended December 31, 2025 and 2024, respectively and $2,943 for the five-year period between 2021 and 2025.

For the years ended December 31, 2025 and 2024, the general account of the Company has paid $675 and $15, respectively, towards separate account guarantees on a direct basis, and $728 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency and cash flow risks.

2025 Statutory Financial Statements	Page 21

($ in Thousands)

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The Company uses interest rate swaps to reduce market risks from changes in interest rates.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, certain swaps are traded through a central clearing house to effectively manage counterparty risk.

The Company does not enter into financing-type derivative premium arrangements; premiums are paid or received upfront.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company does not maintain any derivative instruments designated and qualifying as hedging instruments.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported as liabilities. For the derivative instruments shown below, fair values equal carrying values.

DECEMBER 31,	2025			2024
	Notional Value	Fair Value		Notional Value	Fair Value

		Gain	(Loss)		Gain	(Loss)

Equity options	$8,511,146	$1,098,561	$(611,312)	$7,459,440	$876,824	$(468,060)
Interest rate swaps	5,254,800	410,662	(433,267)	5,806,100	471,875	(541,638)

Total	$13,765,946	$1,509,223	$(1,044,579)	$13,265,540	$1,348,699	$(1,009,698)

The impact of these derivative instruments reported on the Statements of Operations for the years ended December 31, 2025 and 2024 is reported in the table below

YEARS ENDED DECEMBER 31,	2025		2024
	Net Investment Income	Realized Capital Gains/(Losses)(1)	Net Investment Income	Realized Capital Gains/(Losses)(1)

Equity options	$—	$235,190	$—	$197,922
Interest rate swaps	(29,097)	—	(19,194)	—

Total	$(29,097)	$235,190	$(19,194)	$197,922

1	No realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2025 and 2024.

Page 22	The Penn Insurance and Annuity Company

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2025	2024

Equity options	$31,302	$(3,022)
Interest rate swaps	47,157	(4,554)

Total	$78,459	$(7,576)

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparties credit rating. As of December 31, 2025 and 2024, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2025 and 2024, the Company held net collateral of $455,527 and pledged net collateral of $242,838, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

2025 Statutory Financial Statements	Page 23

($ in Thousands)

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies and reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s fair value hierarchy. As of December 31, 2025, there was 1 debt security priced in this manner, which are carried at amortized cost of $3,161 and have a fair value of 3,511. As of December 31, 2024, there were no debt securities priced in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

Page 24	The Penn Insurance and Annuity Company

($ in Thousands)

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 of the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2025	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds	$56,873	$5,934	$—	$62,807
Preferred stock	24,575	—	2,871	27,446
Common stock — unaffiliated	1,319	—	9,805	11,124
Derivatives	—	1,509,223	—	1,509,223
Separate account assets(1)	959,981	—	—	959,981

Total assets	$1,042,748	$1,515,157	$12,676	$2,570,581

Liabilities:
Derivatives	$—	$(1,044,579)	$—	$(1,044,579)

Total liabilities	$—	$(1,044,579)	$—	$(1,044,579)

2025 Statutory Financial Statements	Page 25

($ in Thousands)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

December 31, 2024	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds	$—	$—	$—	$—
Preferred stock	29,456	—	2,928	32,384
Common stock — unaffiliated	102	—	9,353	9,455
Derivatives	—	1,348,699	—	1,348,699
Separate account assets(1)	382,884	—	—	382,884

Total assets	$412,442	$1,348,699	$12,281	$1,773,422

Liabilities:
Derivatives	$—	$(1,009,698)	$—	$(1,009,698)

Total liabilities	$—	$(1,009,698)	$—	$(1,009,698)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no assets transferred into or out of Level 3 in 2025 or 2024.

Page 26	The Penn Insurance and Annuity Company

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Capital and Surplus amounts for the years ended December 31, 2025 and 2024 (including the change in fair value) for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total

Balance January 1, 2025	$2,928	$9,353	$12,281
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:	—	—	—
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/accretion	—	—	—
Purchases/(sales):	—	—	—
Purchases	—	12,852	12,852
(Sales)	(57)	(12,400)	(12,457)

Balance December 31, 2025	$2,871	$9,805	$12,676

	Preferred Stock	Common Stock	Total

Balance January 1, 2024	$—	$1,270	$1,270
Transfers in	2,928	—	2,928
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/accretion	—	—	—
Purchases/(sales):
Purchases	—	8,083	8,083
(Sales)	—	—	—

Balance December 31, 2024	$2,928	$9,353	$12,281

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2025:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or /Weighted Avg.

Assets:
Investments
Preferred stock	$2,871	Independent pricing source	Not available	N/A
Common stock: FHLB Stock	$9,805	Set by issuer — FHLB-PGH(1)	Not available	N/A

Total investments	$12,676

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

2025 Statutory Financial Statements	Page 27

($ in Thousands)

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2025	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$10,129,397	$10,598,231	$58,334	$9,643,794	$427,269
Preferred stock	57,163	59,614	49,354	4,938	2,871
Common stock — unaffiliated	11,124	11,124	1,319	—	9,805
Cash, cash equivalents and short-term investments	251,534	251,534	251,534	—	—
Derivatives	1,509,223	1,509,223	—	1,509,223	—
Separate account assets	959,981	959,981	959,981	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$355,265	$341,999	$—	$—	$355,265
Derivatives	1,044,579	1,044,579	—	1,044,579	—
Separate account liabilities	959,981	959,981	959,981	—	—

2024	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,494,611	$9,189,871	$1,336	$8,194,872	$298,403
Preferred stock	61,954	64,552	54,185	4,841	2,928
Common stock — unaffiliated	9,455	9,455	102	—	9,353
Cash and short-term investments	227,917	227,917	227,917	—	—
Derivatives	1,348,699	1,348,699	—	1,348,699	—
Separate account assets	382,884	382,884	382,884	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$348,339	$343,037	$—	$—	$348,339
Derivatives	1,009,698	1,009,698	—	1,009,698	—
Separate account liabilities	382,884	382,884	382,884	—	—

During 2025, there were no securities with transfers from Level 3 to Level 2.

Page 28	The Penn Insurance and Annuity Company

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
2025	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$327,222	$327,162	$332,765	$—	$—	$—
Universal Life with Secondary Guarantees	1,456,968	1,141,635	3,313,982	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	8,529,063	8,110,498	9,206,483	—	—	—
Variable Universal Life	147,224	121,282	183,462	546,201	493,567	493,567
Miscellaneous Reserves	—	—	688	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	51	—	—	—
Disability — Active Lives	—	—	316	—	—	—
Disability — Disabled Lives	—	—	2,719	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	10,460,477	9,700,577	13,040,466	546,201	493,567	493,567
Less: Reinsurance ceded	1,398,902	1,194,340	3,511,198	—	—	—

Net	$9,061,575	$8,506,237	$9,529,268	$546,201	$493,567	$493,567

Life reserves of $52,161 with a surrender charge of 5% or more as of December 31, 2025 will have less than a 5% surrender charge in 2026.

	General Account			Separate Account
2024	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$351,050	$350,979	$357,088	$—	$—	$—
Universal Life with Secondary Guarantees	1,413,155	1,094,502	3,122,058	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	7,424,838	7,046,782	8,065,402	—	—	—
Variable Universal Life	65,788	51,112	104,043	248,882	229,607	229,607
Miscellaneous Reserves	—	—	711	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	53	—	—	—
Disability — Active Lives	—	—	306	—	—	—
Disability — Disabled Lives	—	—	2,778	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	9,254,831	8,543,375	11,652,439	248,882	229,607	229,607
Less: Reinsurance ceded	1,377,110	1,161,822	3,380,696	—	—	—

Net	$7,877,721	$7,381,553	$8,271,743	$248,882	$229,607	$229,607

2025 Statutory Financial Statements	Page 29

($ in Thousands)

Life reserves on corporate owned life insurance policies issued by the Company to Penn Mutual as of December 31, 2025 and 2024 were $36,676 and $39,694, respectively.

Note 8. RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2025	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	259,151	—	259,151	28%
At market value	—	388,733	388,733	42%

Subtotal	259,151	388,733	647,884	69%

At book value — without adjustment	271,217	—	271,217	29%
Not subject to discretionary withdrawal	13,510	—	13,510	1%

Total annuity reserves and deposit liabilities, gross	543,878	388,733	932,611	100%
Less: Reinsurance ceded	—	—	—	—%

Total Annuity Reserves and Deposit Liabilities, Net	$543,878	$388,733	$932,611	100%

Annuity and deposit-type contract reserves of $6,123 with surrender charges of 5% or more as of December 31, 2025 will have less than a 5% surrender charge in 2026.

2024	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	262,504	—	262,504	39%
At market value	—	126,617	126,617	19%

Subtotal	262,504	126,617	389,121	58%

At book value — without adjustment	267,774	—	267,774	40%
Not subject to discretionary withdrawal	14,703	—	14,703	2%

Total annuity reserves and deposit liabilities, gross	544,981	126,617	671,598	100%
Less: Reinsurance ceded	—	—	—	—%

Total Annuity Reserves and Deposit Liabilities, Net	$544,981	$126,617	$671,598	100%

Page 30	The Penn Insurance and Annuity Company

($ in Thousands)

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2025	2024

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves — group annuities	$119	$133
Policyholders’ reserves — individual annuities	329,307	330,597
Liabilities for deposit-type contracts	209,102	212,613
VM-21 reserves	5,350	1,638

Subtotal	$543,878	$544,981

Separate Account Annual Statement:
Annuities	$388,733	$126,617

Subtotal	388,733	126,617

Total Reserves	$932,611	$671,598

As of December 31, 2025 and 2024, the Company has recorded reserves of $201,760 and $201,811, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

STEP UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2025	2024

Account value	$428,663	$164,770
Net amount at risk	1,749	1,948

The Company has variable annuity contracts that have GMAB and GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a specified period. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

2025 Statutory Financial Statements	Page 31

($ in Thousands)

The following table summarizes the account values for the different benefit types as of December 31, 2025:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	202	$41,924	$39,193
GMWB	1449	436,122	410,097
GMWB w/ death benefit	29	8,842	8,264
GMWB w/ inflation	64	11,797	11,191

Total	1,744	$498,685	$468,745

The following table summarizes the account values for the different benefit types as of December 31, 2024:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	98	$18,076	$16,664
GMWB w/ inflation	919	216,516	202,757
GMWB w/ death benefit	14	3,165	2,917
GMWB w/ inflation	63	10,816	10,273

Total	1,094	$248,573	$232,611

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual — 21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of Company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $407,786 and $156,558 as of December 31, 2025 and 2024, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits.

The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $287,167 and $271,038, as of December 31, 2025 and 2024, respectively.

Note 9. FEDERAL INCOME TAXES

The Company follows SSAP No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2025 and 2024.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized.

Page 32	The Penn Insurance and Annuity Company

($ in Thousands)

Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2025 and 2024.

The components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows as of December 31:

Description	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTAs	$189,445	$3,551	$192,996	$172,333	$1,426	$173,759
Statutory valuation allowance	—	—	—	—	—	—

Adjusted gross DTAs	189,445	3,551	192,996	172,333	1,426	173,759
DTAs nonadmitted	(52,627)	—	(52,627)	(47,233)	—	(47,233)

Subtotal admitted adjusted DTA	136,818	3,551	140,369	125,100	1,426	126,526
Gross DTLs	(9,573)	(53,567)	(63,140)	(8,537)	(35,391)	(43,928)

Net admitted DTA/(DTL)	$127,245	$(50,016)	$77,229	$116,563	$(33,965)	$82,598

The changes in components of DTAs and DTLs recognized by the Company are as follows:

Description	Changes During 2025
	Ordinary	Capital	Total

Gross DTAs	$17,112	$2,125	$19,237
Statutory valuation allowance	—	—	—

Adjusted gross DTAs	17,112	2,125	19,237
DTAs nonadmitted	(5,394)	—	(5,394)

Subtotal admitted adjusted DTA	11,718	2,125	13,843
Gross DTLs	(1,036)	(18,176)	(19,212)

Net admitted DTA/(DTL)	$10,682	$(16,051)	$(5,369)

2025 Statutory Financial Statements	Page 33

($ in Thousands)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$73,678	$3,551	$77,229	$81,172	$1,426	$82,598
1. Adjusted gross DTA expected to be realized	73,678	3,551	77,229	81,172	1,426	82,598
2. Adjusted gross DTA allowed per limitation threshold	—	—	168,330	—	—	132,304
Adjusted gross DTA offset by existing DTLs	63,140	—	63,140	43,928	—	43,928

Total admitted DTA realized within 3 years	$136,818	$3,551	$140,369	$125,100	$1,426	$126,526

Description	Changes during 2025
	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(7,494)	$2,125	$(5,369)
1. Adjusted gross DTA expected to be realized	(7,494)	2,125	(5,369)
2. Adjusted gross DTA allowed per limitation threshold	—	—	36,026
Adjusted gross DTA offset by existing DTLs	19,212	—	19,212

Total admitted DTA realized within 3 years	$11,718	$2,125	$13,843

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31:	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	443%	401%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	1,235,895	982,531

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs	—%	100%	90%	71%	100%	71%	(71)%	—%	19%
Net admitted DTAs	—%	100%	93%	73%	100%	73%	(73)%	—%	20%

Page 34	The Penn Insurance and Annuity Company

($ in Thousands)

The Company’s tax planning strategies do not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2025	2024

Current federal income tax expense/(benefit)	$44,785	$13,810
Income tax effect on realized capital gains/(losses)	5,333	(20,280)

Federal and foreign income taxes incurred	$50,118	$(6,470)

As reported on the Capital gains and losses, net of tax within the Statements of Operations, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2025	2024	Change

DTAs resulting in book/tax difference in:

Ordinary:
Future policy benefits	$41,724	$36,460	$5,264
DAC	119,093	95,464	23,629
Investments — ordinary	28,586	22,012	6,574
Deferred gain on reinsurance	—	18,272	(18,272)
Nonadmitted assets	—	36	(36)
Other — ordinary	42	89	(47)

Subtotal — Gross ordinary DTAs	189,445	172,333	17,112
Statutory valuation allowance	—	—	—
Nonadmitted ordinary DTAs	(52,627)	(47,233)	(5,394)

Admitted ordinary DTAs	136,818	125,100	11,718
Capital:
OTTI on investments	3,551	1,426	2,125

Subtotal — Gross capital DTAs	3,551	1,426	2,125
Statutory valuation allowance	—	—	—
Nonadmitted capital DTAs	—	—	—

Admitted capital DTAs	3,551	1,426	2,125

Admitted DTAs	140,369	126,526	13,843

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(9,573)	(7,163)	(2,410)
Future policy benefits — 8 year spread	—	(1,374)	1,374

Ordinary DTLs	(9,573)	(8,537)	(1,036)

Capital:
Alternative asset investments	(18,459)	(15,846)	(2,613)
Net unrealized investment gains	(35,108)	(19,545)	(15,563)

Capital DTLs	(53,567)	(35,391)	(18,176)

DTLs	(63,140)	(43,928)	(19,212)

Net deferred tax asset	$77,229	$82,598	$(5,369)

2025 Statutory Financial Statements	Page 35

($ in Thousands)

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets), as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes within the Statements of Changes in Capital and Surplus:

	2025	2024	Change

Total deferred tax assets	$192,996	$173,759	$19,237
Total deferred tax liabilities	(63,140)	(43,928)	(19,212)
Statutory valuation allowance	—	—	—

Net deferred tax asset	129,856	129,831	25

Tax effect on unrealized (gains)/losses			15,764
SSAP 3 Adjustment			18,272

Change in net deferred income tax			$34,061

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2025 are as follows:

			Effective
Description	Amount	Tax Effect	Tax Rate

Income before Taxes	$97,163	$20,404	21.00%
Dividends Received Deduction	(1,717)	(361)	-0.37%
Separate Account Dividend Received Deduction	(502)	(105)	-0.11%
IMR Amortization	4,512	948	0.98%
LIHTC	—	(3,411)	-3.51%
Other	(1,701)	(1,418)	-1.46%

Total	$97,755	$16,057	16.52%

Federal Income Tax Expense Incurred		$44,785	46.09%
FIT Expense/(Benefit) on Realized Capital Gains/Losses		(684)	-0.70%
FIT in IMR Gains/Losses		6,017	6.19%
Change in Net Deferred Income Tax		(34,061)	-35.06%

Total statutory taxes		$16,057	16.52%

The effective tax rate is primarily driven by the following components: (1) low income housing tax credits.

The Company utilized $3,411 of the total credits available at December 31, 2025. The Company has no LIHTC credits available as of December 31, 2025.

There was no income tax expense for 2025, 2024 and 2023 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis.

Page 36	The Penn Insurance and Annuity Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

For the year ended December 31, 2025, PIA Re I had a taxable net gain of $6,985 generating an amount payable from PIA Re I to PIA of $627.

For the year ended December 31, 2024, PIA Re I had a taxable net loss of $145,773 generating an amount payable from PIA to PIA Re I of $31,970, which was paid in 2025.

Tax years 2022 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2025 and 2024, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (“CAMT”) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2025.

As detailed in Note 2, the Company has early adopted SSAP94. These revisions, effective December 31, 2024, expanded the scope of SSAP No. 94R to include all state and federal tax credits and provide new guidance on the accounting, recognition and reporting for state and federal tax credits.

On July 4, 2025, the One Big Beautiful Bill Act (“2025 Act”) was enacted into law for tax years beginning in 2025. There was no material impact on the Company’s financial statements as a result of this new act.

Note 10. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2025:
Premium and annuity considerations	$1,736,511	$130,691	$90,981	$1,776,221
Reserves and funds for payment of insurance and annuity benefits	9,087,562	4,496,783	3,511,198	10,073,147

December 31, 2024:
Premium and annuity considerations	$1,327,672	$825,996	$783,087	$1,370,581
Reserves and funds for payment of insurance and annuity benefits	7,878,144	4,319,276	3,380,696	8,816,724

2025 Statutory Financial Statements	Page 37

($ in Thousands)

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2025		2024
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance funds withheld	Penn Mutual	$39,040	$2,417,361	$731,255	$2,347,132
Coinsurance funds withheld	PIAre I	(44,042)	(3,501,055)	(737,043)	(3,371,201)
Coinsurance — Inforce	Penn Mutual	11,927	643,251	17,959	617,324
Coinsurance	Penn Mutual	57,926	1,425,272	56,769	1,344,815
YRT — Index credits	PIAre I	21,799	10,899	20,013	10,006
YRT — Over retention	Penn Mutual	(6,436)	(864)	(5,626)	(790)

Total		$80,214	$994,864	$83,327	$947,286

Coinsurance funds withheld Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Effective December 31, 2014, the Company into a contract with Penn Mutual to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. Effective October 1, 2024, this agreement was amended and restated to increase the ceded reserves for the existing in-force block of policies. The Company contemporaneously reinsured the increased ceded reserves to PIAre I.

Coinsurance — Inforce Effective January 1, 2015, the Company assumed from Penn Mutual an inforce block of single life index universal life policies issued by Penn Mutual between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT — Index credits Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT — Over retention The Company ceded to Penn Mutual policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 11. RELATED PARTIES

The Company entered into a revolving loan agreement with Penn Mutual Asset Management (“PMAM”), a wholly-owned subsidiary of Penn Mutual, on November 4, 2024, to provide funding to PMAM in an amount not to exceed $200,000. Terms of the loan specify that quarterly interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in November 2043. There were no draws on the loan agreement in 2025 and 2024.

The Company made capital contributions of $0 and $40,000 to PIAre in 2025 and 2024, respectively. In 2025 and 2024, the company received a return of capital from PIARe of $15,000, and $0, respectively. In 2025 and 2024, the Company received $150,000 and $70,000, respectively, in capital contributions from its parent, Penn Mutual. Capital contributions made and received were in the form of cash.

Page 38	The Penn Insurance and Annuity Company

($ in Thousands)

The Company’s unconsolidated subsidiary had assets of $3,697,367 and $3,579,120 and liabilities of $3,494,858 and $3,364,996 as of December 31, 2025 and 2024, respectively. There was no goodwill or other intangible assets in the admitted value of the Company’s subsidiary at December 31, 2025 and 2024, respectively.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For December 31, 2025 and 2024, the total expenses incurred under this agreement were $104,648 and $86,800, respectively. The amount due was $28,664 and $22,684 at December 31, 2025 and 2024, respectively.

The Company entered into Selling and Sales Support Agreements with 1847 Financial LLC (“1847FIN”), a wholly-owned subsidiary of Penn Mutual, in 2025 for the distribution of annuity and life insurance contracts. During 2025, the Company recorded $54,612 in expense associated with this agreement. At December 31, 2025 the Company reported $2,451 as amount due to 1847FIN.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For December 31, 2025 and 2024, the total expenses incurred under these agreements were $13,450 and $11,543, respectively. The amount due was $1,220 and $1,004 at December 31, 2025 and 2024 , respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2025 and 2024 were $480 and $490, respectively.

Note 12. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business that seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2025 and 2024 was $60 and $60, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation or liquidity.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2025 the Company had outstanding commitments totaling $261,652 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $812,362 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2025 and December 31, 2024 were $958 and $2,885, respectively, which are included in Other expenses in the Statements of Operations.

2025 Statutory Financial Statements	Page 39

($ in Thousands)

DIVIDEND RESTRICTIONS The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2025 statutory results, the Company could pay $119,943 in dividends in 2026 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement.

Note 13. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 and through the financial statement issuance date of February 18, 2026 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 40	The Penn Insurance and Annuity Company

About The Penn Insurance and Annuity Company

The Penn Insurance and Annuity Company (PIA) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (Penn Mutual). Domiciled in Delaware, PIA is licensed to do business in 49 states and the District of Columbia. It markets its products with a focus on universal life insurance through Penn Mutual’s distribution systems and has its in-force business serviced by the parent company.

© 2026 The Penn Insurance and Annuity Company, Philadelphia, PA 19172 | pennmutual.com

PM9144	01/26

The Penn Insurance and Annuity Company

 2023 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103-7042 T: (267) 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Directors of

The Penn Insurance and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (the “Company”), which comprise the statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania
February 16, 2024

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

AS OF DECEMBER 31,	2023	2022

ADMITTED ASSETS
Bonds	$7,748,725	$7,015,519
Preferred stock	54,589	54,340
Common stock – affiliated	122,856	130,655
Common stock – unaffiliated	27,372	33,467
Policy loans	605,820	589,233
Cash and short-term investments	212,407	128,400
Alternative assets	344,415	366,264
Derivatives	1,336,593	990,389
Other invested assets	166,608	125,118

TOTAL INVESTMENTS	10,619,385	9,433,385

Investment income due and accrued	94,145	85,926
Deferred tax asset	82,446	68,112
Amounts recoverable from reinsurers	102,642	49,912
Funds held by reinsured company	1,103,153	1,049,203
Federal income taxes recoverable	3,995	22,071
Other assets	171,374	134,281
Separate account assets	133,688	76,939

TOTAL ASSETS	$12,310,828	$10,919,829

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$7,512,936	$7,037,940
Policy claims in process	15,568	24,077
Asset valuation reserve	85,763	107,178
Interest maintenance reserve	5,831	2,993
Funds held under coinsurance	1,726,120	1,630,788
Other liabilities	928,885	402,683
Derivatives	1,042,286	888,119
Separate account liabilities	133,688	76,939

TOTAL LIABILITIES	11,451,077	10,170,717

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	559,662	529,662
Accumulated surplus	297,589	216,950

TOTAL CAPITAL AND SURPLUS	859,751	749,112

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$12,310,828	$10,919,829

The accompanying notes are an integral part of these financial statements.

2023 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Operations

FOR THE YEARS ENDED DECEMBER 31,	2023	2022

REVENUES
Premium and annuity considerations	$1,054,948	$942,507
Net investment income	381,267	341,231
Other revenue	56,659	48,165

TOTAL REVENUE	1,492,874	1,331,903

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	429,623	298,409
Increase in reserves and funds for payment of future insurance and annuity benefits	704,234	594,866
Commissions	78,292	71,649
Operating expenses	123,063	108,015
Other expenses	99,621	76,380
Net transfer from separate accounts	41,064	23,080

TOTAL BENEFITS AND EXPENSES	1,475,897	1,172,399

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	16,977	159,504

Federal income tax expense/(benefit)	42,997	(9,157)

(LOSS)/GAIN FROM OPERATIONS	(26,020)	168,661

Net realized capital (losses)/gains, net of tax	(24,449)	(24,614)

NET (LOSS)/GAIN	$(50,469)	$144,047

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

FOR THE YEARS ENDED DECEMBER 31,	2023	2022

COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	529,662	469,662
Capital contribution from parent	30,000	60,000

End of year	559,662	529,662

ACCUMULATED SURPLUS
Opening surplus adjustment	—	(1,357)
Beginning of year	216,950	195,477
Net (loss)/gain	(50,469)	144,047
Dividend to parent	—	(8,202)
Change in:
Nonadmitted assets	(6,973)	6,962
Asset valuation reserve	21,415	50,547
Net deferred income tax	45,116	(36,779)
Net unrealized capital gains/(losses), net of tax	71,550	(135,102)

End of year	297,589	216,950

TOTAL CAPITAL AND SURPLUS	$859,751	$749,112

The accompanying notes are an integral part of these financial statements.

2023 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,	2023	2022

OPERATIONS
Premium and annuity considerations	$1,173,278	$985,242
Net investment income	429,681	403,358
Other revenue	59,850	48,967

CASH PROVIDED BY OPERATIONS	1,662,809	1,437,567

Benefits paid	437,230	304,369
Commissions, operating expenses and other	286,039	268,974
Net transfers from separate accounts	43,358	26,815
Taxes paid on operating income and realized investment losses	24,015	3,416

CASH USED IN OPERATIONS	790,642	603,574

NET CASH PROVIDED BY OPERATIONS	872,167	833,993

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	399,463	546,613
Stocks	29,311	20,479
Other invested assets	11,893	11,733
Derivatives	223,553	96,984
Miscellaneous proceeds	11,163	—
NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	675,383	675,809
Cost of investments acquired:
Bonds	1,191,442	1,463,246
Stocks	39,653	66,410
Other invested assets	46,759	24,364
Derivatives	251,673	201,523
Miscellaneous applications	16,588	39

TOTAL COST OF INVESTMENTS ACQUIRED	1,546,115	1,755,582

Net decrease in policy loans	(16,580)	(22,000)

NET CASH USED IN INVESTMENT ACTIVITIES	(887,312)	(1,101,773)

FINANCING AND MISCELLANEOUS
Net (deposits)/withdrawals on deposit-type funds	(228,354)	225,598
Capital and paid in surplus	30,000	60,000
Other cash provided by/(used in), net	297,508	(57,790)

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	99,154	227,808

NET INCREASE/(DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	84,007	(39,971)

Cash and short-term investments:
Beginning of year	128,400	168,371

End of year	$212,407	$128,400

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Premium Paid by Benefit	$355	$881
Premium Paid by Waiver	$1,057	$663
Non-Cash Acquisitions	$1,893	$1,570
Other	$9,842	$12,376

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Insurance and Annuity Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life (“IUL”), variable universal life (“VUL”), fixed universal life and indexed annuity products. The Company markets and sells its products through Penn Mutual’s distribution systems, which consist of a network of career and independent financial professionals, and has its in-force business serviced by PML. Additionally, it has closed blocks of deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

Pursuant to a permitted practice received from the Delaware Department of Insurance (Captive Bureau), PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (LLC Note) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Based on the “look-through” provisions of the Statement of Statutory Accounting Principles No.97, Investments in Subsidiary, Controlled and Affiliated Entities, the Company includes the value of the LLC Note and related form of surplus in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

In accordance with the permitted practice, the Company recorded $122,856 and $130,655 as of December 31, 2023 and 2022, respectively, in Common stock-affiliated, with a corresponding $122,856 and $130,655 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0 as of December 31, 2023 and 2022. There was no impact to net income as a result of the permitted practice.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2023 or 2022, the resulting RBC of PIA would not have triggered a regulatory event. Had PIAre I not received a permitted or prescribed practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

2023 Statutory Financial Statements	Page 5

($ in Thousands)

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investment in PIAre I, to the extent of the audited surplus/equity, are admitted assets. GAAP would consolidate this entity;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(l)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, records the change in fair value through realized capital gains/losses;
(n)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;
(o)	changes in the value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/losses;
(p)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(q)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;
(r)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

◇	Carrying value of certain invested assets
◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original

Page 6	The Penn Insurance and Annuity Company

($ in Thousands)

term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock Common Stock of the Company’s insurance affiliate, PIAre I, is carried at its underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus. Common stock, unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date. Changes in the carrying value are recognized in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Policy Loans Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recognized within benefits paid to policyholders and beneficiaries. Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets and Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company entered into equity options in the form of call spreads during 2023 and 2022. During 2022, these equity options were designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 IUL policies. In 2023, the Company discontinued hedge accounting and these equity options are now carried at fair value.

The Company entered into interest rate swaps, that are carried at fair value. The Company may use payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. The Company has not designated these as hedging instruments.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

2023 Statutory Financial Statements	Page 7

($ in Thousands)

Other Invested Assets The Company invests in LIHTC investments, that generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value from Janney Montgomery Scott LLC (“JMS”), an affiliate, and Penn Mutual AM Strategic Income Fund (“PMAM’s PMUBX”) and receivables for unsettled investment transactions.

OTTI EVALUATION

Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI The Company’s evaluation for OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS Other assets primarily includes receivables for collateral remitted to counterparties.

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Page 8	The Penn Insurance and Annuity Company

($ in Thousands)

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, certain negative IMR balances, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

2023 Statutory Financial Statements	Page 9

($ in Thousands)

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the Commissioners’ Reserve Valuation Method (“CRVM”) method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

Reserves for Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.00% to 4.25%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 1.00% to 7.75%.

The Company also has deferred variable annuity contracts and establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $30,077 and $205 as of December 31, 2023 and December 31, 2022, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

Page 10	The Penn Insurance and Annuity Company

($ in Thousands)

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2023, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

2023 Statutory Financial Statements	Page 11

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in Borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock - unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2023, there was $0 in outstanding borrowings and the maximum borrowed during the year was $225,000. As of December 31, 2022, there were $225,000 in outstanding borrowings and the maximum borrowed during the year was $325,000.

NEW ACCOUNTING STANDARDS

The NAIC adopted INT 23-01T, which is an interpretation that prescribes limited-time, optional, statutory accounting guidance as an exception to the existing guidance detailed in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve”. Under the INT, reporting entities are allowed to admit negative IMR if certain criteria are met. The Company did not admit any negative IMR at December 31, 2023 in its Statement of Admitted Assets, Liabilities and Capital and Surplus.

Page 12	The Penn Insurance and Annuity Company

($ in Thousands)

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

		Gross Unrealized Capital
DECEMBER 31, 2023	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$61,192	$799	$4,658	$57,333
Other Governments	6,996	—	496	6,500
States, Territories and Possessions	49,893	1,437	1,731	49,599
Political Subdivisions	207,219	1,487	28,091	180,615
Special Revenue	720,639	9,810	91,227	639,222
Industrial and Miscellaneous	3,447,170	33,539	395,772	3,084,937
Residential Mortgage-backed Securities	588,598	4,746	53,340	540,004
Commercial Mortgage-backed Securities	1,023,518	4,533	72,871	955,180
Asset-backed Securities	1,495,969	3,939	67,765	1,432,143
Hybrid Securities	147,152	1,387	8,253	140,286
SVO Identified Funds	379	116	116	379

Total Bonds	7,748,725	61,793	724,320	7,086,198
Preferred Stock	54,589	6,352	8,632	52,309

Total Bonds and Preferred Stock	$7,803,314	$68,145	$732,952	$7,138,507

		Gross Unrealized Capital
DECEMBER 31, 2022	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$34,228	$1	$5,192	$29,037
Other Governments	6,994	—	440	6,554
States, Territories and Possessions	49,967	996	2,773	48,189
Political Subdivisions	202,832	1,167	$35,027.05	168,972
Special Revenue	661,518	5,988	113,933	553,573
Industrial and Miscellaneous	3,315,611	13,376	509,704	2,819,283
Residential Mortgage-backed Securities	462,000	744	59,587	403,157
Commercial Mortgage-backed Securities	1,080,983	1,621	99,552	983,052
Asset-backed Securities	1,052,337	995	88,593	964,739
Hybrid Securities	148,687	647	13,539	135,795
SVO Identified Funds	362	—	—	362

Total Bonds	7,015,519	25,535	928,341	6,112,713
Preferred Stock	54,340	6,601	9,663	51,278

Total Bonds and Preferred Stock	$7,069,859	$32,136	$938,004	$6,163,991

2023 Statutory Financial Statements	Page 13

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2023	2022

Debt securities — Available for sale	Collateral — FHLB	$—	$502,019
Debt securities — Available for sale	Reinsurance agreements	597,866	581,315
Debt securities — Available for sale	State deposit	1,528	1,512
Equity securities — Common stock unaffiliated	FHLB Stock	1,270	10,103
Equity securities — Common stock unaffiliated	Reinsurance agreements	4,352	723
Cash	Collateral — Derivatives	200,159	—
Cash	State deposit	2,936	2,936

Total Restricted Assets		$808,111	$1,098,608

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value

Due in one year or less	$24,928	$24,870
Due after one year through five years	414,305	408,295
Due after five years through ten years	609,675	592,220
Due after ten years	3,591,731	3,133,485
Residential Mortgage-backed Securities (1)	588,599	540,005
Commercial Mortgage-backed Securities (1)	1,023,518	955,180
Asset-backed Securities (1)	1,495,969	1,432,143

Total Bonds	7,748,725	7,086,198
Preferred Stock	54,589	52,309

TOTAL BONDS AND PREFERRED STOCK	$7,803,314	$7,138,507

(1)	Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $67,724 primarily in asset-backed securities that do not follow a structured principal repayment schedule. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.4 years.

At December 31, 2023, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $419,897, representing 6% of the total debt securities portfolio.

Page 14	The Penn Insurance and Annuity Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.

AS OF DECEMBER 31,	2023	2022

Balance, beginning of period	$2,214	$684
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(38)	(46)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	1,576
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$2,176	$2,214

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2023 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2023
US Governments	$4,317	$123	$26,645	$4,535	$30,962	$4,658	17
Other Governments	—	—	6,500	496	6,500	496	2
States, Territories and Possessions	—	—	15,652	1,731	15,652	1,731	13
Political Subdivisions	—	—	136,923	28,091	136,923	28,091	57
Special Revenue	19,127	428	419,513	90,799	438,640	91,227	220
Industrial and Miscellaneous	36,010	2,535	2,310,187	393,237	2,346,197	395,772	1,324
Residential Mortgage-backed Securities	52,522	2,243	382,567	51,097	435,089	53,340	130
Commercial Mortgage-backed Securities	60,665	1,225	724,116	71,646	784,781	72,871	363
Asset-backed Securities	246,685	4,914	835,631	62,851	1,082,316	67,765	328
Hybrid Securities	—	—	112,224	8,253	112,224	8,253	62
SVO Identified Funds	—	—	379	116	379	116	2

Total Bonds	$419,326	$11,468	$4,970,337	$712,852	$5,389,663	$724,320	2,518
Preferred Stock	—	—	52,310	8,632	52,310	8,632	25

Total Bonds and Preferred	$419,326	$11,468	$5,022,647	$721,484	$5,441,973	$732,952	2,543

2023 Statutory Financial Statements	Page 15

($ in Thousands)

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2022
US Governments	$17,572	$430	$50,336	$4,762	$67,908	$5,192	15
Other Governments	6,554	440	—	—	6,554	440	—
States, Territories and	25,066	2,773	—	—	25,066	2,774	—
Political Subdivisions	95,216	21,928	30,540	13,100	125,756	35,027	57
Special Revenue	271,045	45,416	157,233	68,517	428,278	113,933	207
Industrial and Miscellaneous	1,911,997	271,073	583,573	238,631	2,495,570	509,704	1,273
Residential Mortgage-backed	263,919	27,965	126,074	31,622	389,993	59,587	113
Commercial Mortgage-backed	683,201	54,145	258,985	45,407	942,186	99,552	346
Asset-backed Securities	485,508	31,897	436,888	56,696	922,396	88,593	242
Hybrid Securities	113,780	10,959	13,147	2,580	126,927	13,539	63
SVO Identified Funds	—	—	—	—	—	—	—

Total Bonds	$3,873,858	$467,026	$1,656,776	$461,315	$5,530,634	$928,341	2,316
Preferred Stock	41,255	6,955	10,023	2,708	51,278	9,663	25

Total Bonds and Preferred	$3,915,113	$473,981	$1,666,799	$464,023	$5,581,912	$938,004	2,341

Included in the December 31, 2023 and 2022 amounts above is the interest portion of other-than-temporary impairments on securities of $498 and $412, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2023	$27,705	$727	$1,060	$27,372
December 31, 2022	$37,132	$859	$4,524	$33,467

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2023	$3,448	$273	$7,280	$787	$10,728	$1,060
December 31, 2022	$4,797	$561	$10,516	$3,963	$15,313	$4,524

Page 16	The Penn Insurance and Annuity Company

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 14 individual securities. As of December 31, 2023, there was 1 unaffiliated common stock security that was priced below 80% of the security’s cost. Of these securities, 1 was impaired totaling $490.

Federal Home Loan Bank The Company’s investment in FHLB-PGH Class B Membership Capital Stock as of December 31, 2023 and December 31, 2022 was $1,270 and $1,103, respectively. The Company also invested $— and $9,000 in FHLB-PGH Activity Stock as of December 31, 2023 and December 31, 2022, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $859,580 and $630,406 as of December 31, 2023 and December 31, 2022, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH and the maximum amount of collateral pledged as of:

	December 31 2023	Maximum during 2023	December 31 2022	Maximum during 2022

Carrying value	$433,637	$491,903	$502,019	$522,911
Fair value	391,971	447,788	448,129	495,858

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2023 and December 31, 2022 was $2,466 and $4,330, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2023 and December 31, 2022.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2023, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $179 and $169 for the years ended December 31, 2023 and December 31, 2022, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $91,212 and $106,885 for the years ended December 31, 2023 and December 31, 2022.

The Company did not recognize any realized gains (losses) for the years ended December 31, 2023 and December 31, 2022 associated with liquidations of the company’s interest in alternative assets.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2023 and 2022 were as follows:

DECEMBER 31,	2023	2022

LIHTC	$44,779	$25,179
Receivable for securities	22,017	5,428
Notes receivable — JMS	40,000	40,000
PMUBX	59,812	54,511

Total other invested assets	$166,608	$125,118

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2023 and 2022. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2023 or 2022.

2023 Statutory Financial Statements	Page 17

($ in Thousands)

Commitments of $40,503 and $22,907 for the years ended December 31, 2023 and December 31, 2022, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 1 and 14 years and required holding periods for its LIHTC investments between 4 and 19 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES The following table summarizes the major categories of net investment income for the years ended:

DECEMBER 31,	2023	2022

Bonds and preferred stock	$355,492	$285,043
Common Stock — unaffiliated	2,424	2,286
Policy loans	33,557	28,604
Cash and short term investments	6,250	955
Alternative assets	22,032	34,799
Derivatives	(20,653)	(10,090)
Other invested assets	5,127	8,903
IMR amortization	(5,309)	(4,255)

Gross investment income	398,920	346,245
Less investment expenses	17,653	5,014

Net investment income	$381,267	$341,231

There was no nonadmitted accrued investment income at December 31, 2023 and December 31, 2022.

Included in the table above (Bonds and preferred stocks) is $344 of investment income attributable to securities disposed of as a result of a callable feature, spread over 2 securities in 2023.

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2023			2022
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$48,020	$376	$2,720	$290,295	$498	$30,880
Preferred stock	—	—	—	—	—	—
Common stock-unaffiliated	14,364	2,545	595	16,025	103	8,404

As of December 31, 2023, there were no preferred stock impairments.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

DECEMBER 31,	2023	2022

Realized capital losses	$(27,828)	$(61,686)
Less amount transferred to IMR	(3,129)	(36,938)
Less Taxes:
Transferred to IMR	656	7,757
Capital losses	(906)	(7,891)

Net Realized Capital Losses	$(24,449)	$(24,614)

Page 18	The Penn Insurance and Annuity Company

($ in Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2023 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $133,688 and $76,939 at December 31, 2023 and December 31, 2022, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2023	2022

Premiums, considerations and deposits for the year ended December 31	$38,819	$29,362
Reserves at December 31, at market value	127,473	73,019
Subject to discretionary withdrawal at market value	127,473	73,019

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

YEARS ENDED DECEMBER 31,	2023	2022

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$38,819	$29,362
Transfers from separate accounts	2,245	(6,282)

Transfers as reported in the Statements of Operations	$41,064	$23,080

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2023	2022

Individual Annuity	$41,042	$38,597
Single Life Variable Universal Life	92,646	38,342

Total	$133,688	$76,939

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

There were no risk charges paid to compensate the general account for the risk taken as of December 31, 2023 and December 31, 2022.

2023 Statutory Financial Statements	Page 19

($ in Thousands)

For the years ended December 31, 2023 and December 31, 2022, the general account of the Company has paid $30 and $5, respectively, and $60 cumulatively over the last five years towards separate account guarantees.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The Company uses interest rate swaps to reduce market risks from changes in interest rates.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company discontinued hedge accounting in 2023.

In 2022, the Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

DECEMBER 31,	2022
	Notional	Fair Value		Carrying Value
	Value	Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	$5,427,572	$261,526	$(145,960)	$498,370	$(308,406)

Total designated and qualifying as hedges	$5,427,572	$261,526	$(145,960)	$498,370	$(308,406)

Page 20	The Penn Insurance and Annuity Company

($ in Thousands)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

DECEMBER 31,	2023			2022
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Equity options	$6,406,003	$891,779	$(532,263)	$341,704	$523	$(4)
Interest rate swaps	4,860,900	444,814	(510,023)	4,860,900	491,496	(579,709)

Total not designated and not qualifying as hedges	$11,266,903	$1,336,593	$(1,042,286)	$5,202,604	$492,018	$(579,713)

The impact of derivatives instruments reported on the Statements of Operations for the years ended December 31, 2023 and 2022, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

YEAR ENDED DECEMBER 31,	2023	2022

	Benefits paid to policyholders and beneficiaries	Benefits paid to policyholders and beneficiaries
Cash flow hedges:
Equity options	$44,598	$(56,417)

Total qualifying hedges	$44,598	$(56,417)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

YEAR ENDED DECEMBER 31,	2023	2022
	Net Investment Gains/ (Losses)	Net Investment Gains/ (Losses)

Equity options	$(22,570)	$(13,197)
Interest rate swaps	2	(8,262)

Total nonqualifying hedges	$(22,568)	$(21,459)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2023	2022

Equity options	$118,884	$(30,646)
Interest rate swaps	23,004	(68,168)

Total	$141,888	$(98,814)

2023 Statutory Financial Statements	Page 21

($ in Thousands)

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparties credit rating. As of December 31, 2023 and 2022, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2023 and 2022, the Company has received net (posted)/collateral of $200,159 and $(13,434), respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

Page 22	The Penn Insurance and Annuity Company

($ in Thousands)

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2023, there were no debt securities carried at a fair value. As of December 31, 2022, there were 2 debt securities carried at a fair value of $2,392 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

2023 Statutory Financial Statements	Page 23

($ in Thousands)

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third-party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

DECEMBER 31, 2023	FV Level 1	FV Level 2	FV Level 3	Total

Bonds	$379	$—	$—	$379
Preferred stock	26,158	3,264	—	29,422
Common stock — unaffiliated	26,102	—	1,270	27,372
Derivatives	—	1,336,593	—	1,336,593
Separate account assets (1)	133,688	—	—	133,688

Total assets	$186,327	$1,339,857	$1,270	$1,527,454

Derivatives	—	(1,042,286)	—	(1,042,286)

Total liabilities	$—	$(1,042,286)	$—	$(1,042,286)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total

Bonds	$362	$504	$—	$866
Preferred stock	26,113	—	—	26,113
Common stock — unaffiliated	23,364	—	10,103	33,467
Derivatives	—	492,018	—	492,018
Separate account assets (1)	76,939	—	—	76,939

Total assets	$126,778	$492,522	$10,103	$629,403

Derivatives	—	(579,713)	—	(579,713)

Total liabilities	$—	$(579,713)	$—	$(579,713)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

Page 24	The Penn Insurance and Annuity Company

($ in Thousands)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no assets transferred into Level 3 and there were no assets transferred out of Level 3 for the year ended December 31, 2023. There were no assets transferred into Level 3 and 2 assets transferred out of Level 3 due to change in fair value for the year ended December 31, 2022.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2023 and December 31, 2022 (including the change in fair value) for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	2023	2022
	Unaffiliated Common Stock	Unaffiliated Common Stock

Balance January 1	$10,103	$1,081
Transfers in	—	—
Transfers out	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—
Surplus	—	—
Amortization/Accretion	—	—
Purchases/(Sales):
Purchases	—	9,022
(Sales)	(8,833)	—

Balance December 31	$1,270	$10,103

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2023:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or /weighted avg.

Assets:
Investments
Common stock, unaffiliated	$1,270	Set by issuer — FHLB-PGH (1)	Not available	N/A

Total investments	$1,270

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

2023 Statutory Financial Statements	Page 25

($ in Thousands)

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2023	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$7,086,198	$7,748,725	$1,734	$6,862,759	$221,705
Preferred stock	52,309	54,589	44,197	8,112	—
Common stock — unaffiliated	27,372	27,372	26,102	—	1,270
Cash, Cash Equivalents and short-term investments	212,407	212,407	212,407	—	—
Derivatives	1,336,593	1,336,593	—	1,336,593	—
Separate account assets	133,688	133,688	133,688	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$292,214	$291,469	$—	$—	$292,214
Derivatives	1,042,286	1,042,286	—	1,042,286	—
Separate account liabilities	133,688	133,688	133,688	—	—

2022	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$6,112,713	$7,015,519	$1,691	$5,981,565	$129,458
Preferred stock	51,278	54,340	43,218	8,060	—
Common stock — unaffiliated	33,467	33,467	23,364	—	10,103
Cash and short-term investments	128,400	128,400	128,400	—	—
Derivatives	961,784	990,389	—	961,784	—
Separate account assets	76,939	76,939	76,939	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$240,894	$240,908	$—	$—	$240,894
Derivatives	862,744	888,119	—	862,744	—
Separate account liabilities	76,939	76,939	76,939	—	—

During 2023, there were no securities with transfers from Level 3 to Level 2.

Page 26	The Penn Insurance and Annuity Company

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
DECEMBER 31, 2023	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$374,086	$374,006	$380,441	$—	$—	$—
Universal Life with Secondary Guarantees	1,114,168	856,008	2,241,768	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	6,525,247	6,180,264	7,123,188	—	—	—
Variable Universal Life	9,591	7,273	28,523	92,055	86,457	86,457
Miscellaneous Reserves	—	—	75	—	—	—
Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	13	—	—	—
Disability — Active Lives	—	—	315	—	—	—
Disability — Disabled Lives	—	—	2,839	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	8,023,092	7,417,551	9,777,162	92,055	86,457	86,457
Less: Reinsurance ceded	1,090,758	927,951	2,555,847	—	—	—

Net	$6,932,334	$6,489,600	$7,221,315	$92,055	$86,457	$86,457

Life reserves of $46,621 with a surrender charge of 5% or more as of December 31, 2023 will have less than a 5% surrender charge in 2024.

	General Account			Separate Account
DECEMBER 31, 2022	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$457,072	$456,988	$462,709	$—	$—	$—
Universal Life with Secondary Guarantees	1,057,910	811,709	2,072,673	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	5,922,820	5,609,947	6,441,117	—	—	—
Variable Universal Life	9,584	7,026	21,070	38,349	34,437	34,435
Miscellaneous Reserves	—	—	10	—	—	—
Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	14	—	—	—
Disability — Active Lives	—	—	308	—	—	—
Disability — Disabled Lives	—	—	2,971	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	7,447,386	6,885,670	9,000,872	38,349	34,437	34,435
Less: Reinsurance ceded	1,066,363	904,007	2,429,583	—	—	—

Net	$6,381,023	$5,981,663	$6,571,289	$38,349	$34,437	$34,435

2023 Statutory Financial Statements	Page 27

($ in Thousands)

Life reserves on corporate owned life insurance policies issued by the Company to PML as of December 31, 2023 and 2022 were $42,108 and $43,812, respectively.

Note 8. RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

DECEMBER 31, 2023	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	178,907	—	178,907	54%
At market value	—	41,042	41,042	12%

Subtotal	178,907	41,042	219,949	66%

At book value — without adjustment	96,532	—	96,532	29%
Not subject to discretionary withdrawal	16,182	—	16,182	5%

Total annuity reserves and deposit liabilities, gross	291,621	41,042	332,663	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$291,621	$41,042	$332,663	100%

Annuity and deposit-type contract reserves of $26,137 with surrender charges of 5% or more as of December 31, 2023 will have less than a 5% surrender charge in 2024.

December 31, 2022	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	159,425	—	159,425	57%
At market value	—	55,127	55,127	20%

Subtotal	159,425	55,127	214,552	77%

At book value — without adjustment	43,107	—	43,107	15%
Not subject to discretionary withdrawal	20,525	—	20,525	7%

Total annuity reserves and deposit liabilities, gross	223,057	55,127	278,184	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$223,057	$55,127	$278,184	100%

Page 28	The Penn Insurance and Annuity Company

($ in Thousands)

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2023	2022

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves — group annuities	$152	$270
Policyholders’ reserves — individual annuities	283,358	229,914
Liabilities for deposit-type contracts	8,111	236,467
VM-21 reserves	—	—

Subtotal	$291,621	$466,651

Separate Account Annual Statement:
Annuities	$41,042	$38,583

Subtotal	41,042	38,583

TOTAL RESERVES	$332,663	$505,234

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2023	2022

Account value	$41,042	$38,597
Net amount at risk	2,285	2,970

The Company has fixed indexed annuity contracts that have GMWB Rider options. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2023:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	553	$114,344	$108,881
GMWB w/ inflation	62	10,030	9,483

Total	615	$124,374	$118,364

2023 Statutory Financial Statements	Page 29

($ in Thousands)

The following table summarizes the account values for the different benefit types as of December 31, 2022:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	505	$102,195	$97,068
GMWB w/ inflation	49	8,130	7,779

Total	554	$110,325	$104,847

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $41,020 and $38,585 as of December 31, 2023 and December 31, 2022, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $249,806 and $193,426, as of December 31, 2023 and December 31, 2022, respectively.

Note 9. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2023 and 2022.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2023 and 2022.

Page 30	The Penn Insurance and Annuity Company

($ in Thousands)

The components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows as of December 31:

Description	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTAs	$157,883	$2,189	$160,072	$130,590	$2,027	$132,617

Adjusted gross DTAs	157,883	2,189	160,072	130,590	2,027	132,617
Adjusted gross DTAs nonadmitted	(34,261)	—	(34,261)	(27,034)	(196)	(27,230)

Subtotal admitted adjusted DTA	123,622	2,189	125,811	103,556	1,831	105,387
Gross DTL	(5,756)	(37,609)	(43,365)	(25,794)	(11,481)	(37,275)

Net admitted DTA/(DTL)	$117,866	$(35,420)	$82,446	$77,762	$(9,650)	$68,112

The changes in components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows:

Description	Changes During 2023
	Ordinary	Capital	Total

Gross DTAs	$27,293	$162	$27,455

Adjusted gross DTAs	27,293	162	27,455
Adjusted gross DTAs nonadmitted	(7,227)	196	(7,031)

Subtotal admitted adjusted DTA	20,066	358	20,424
Gross DTA/(DTL)	20,038	(26,128)	(6,090)

Net admitted DTA/(DTL)	$40,104	$(25,770)	$14,334

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$80,257	$2,189	$82,446	$66,281	$1,831	$68,112
1. Adjusted gross DTA expected to be realized	80,257	2,189	82,446	66,281	1,831	68,112
2. Adjusted gross DTA allowed per limitation threshold	—	—	116,596	—	—	102,150
Adjusted gross DTA offset by existing DTLs	43,366	—	43,366	37,275	—	37,275

Total admitted DTA realized within 3 years	$123,623	$2,189	$125,812	$103,556	$1,831	$105,387

2023 Statutory Financial Statements	Page 31

($ in Thousands)

Description	Changes During 2023
	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$13,976	$358	$14,334
1. Adjusted gross DTA expected to be realized	13,976	358	14,334
2. Adjusted gross DTA allowed per limitation threshold	—	—	14,446
Adjusted gross DTA offset by existing DTLs	6,091	—	6,091

Total admitted DTA realized within 3 years	$20,067	$358	$20,425

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	482%	416%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$947,702	$790,327

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs	87%	100%	67%	—%	100%	2%	87%	—%	65%
Net admitted DTAs	91%	100%	69%	—%	100%	3%	91%	—%	66%

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2023 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2023	2022

Current federal income tax (benefit)/expense	$42,997	$(9,157)
Income tax effect on realized capital losses	(906)	(7,891)

Federal and foreign income taxes incurred	$42,091	$(17,048)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 32	The Penn Insurance and Annuity Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2023	2022	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$31,543	$24,853	$6,690
DAC	80,771	69,420	11,351
Investments — ordinary	22,793	146	22,647
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	—	12	(12)
LIHTC	4,453	17,843	(13,390)
Other- ordinary	51	44	7

Subtotal — gross ordinary DTAs	157,883	130,590	27,293
Nonadmitted ordinary DTAs	(34,261)	(27,034)	(7,227)

Admitted ordinary DTAs	123,622	103,556	20,066
Capital:
OTTI on investments	2,189	2,027	162

Capital gross DTAs	2,189	2,027	162
Nonadmitted capital DTAs	—	(196)	196

Admitted capital DTAs	2,189	1,831	358

Admitted DTAs	125,811	105,387	20,424

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(3,006)	(21,669)	18,663
Future policy benefits — 8 year spread	(2,750)	(4,125)	1,375

Ordinary DTLs	(5,756)	(25,794)	20,038

Capital:
Alternative asset investments	(13,618)	(11,241)	(2,377)
Net unrealized investment gains	(23,991)	(240)	(23,751)

Capital DTLs	(37,609)	(11,481)	(26,128)

DTLs	(43,365)	(37,275)	(6,090)

Net deferred tax asset	$82,446	$68,112	$14,334

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2023	2022	Change

Total deferred tax assets	$160,072	$132,617	$27,455
Total deferred tax liabilities	(43,365)	(37,275)	(6,090)

Net deferred tax asset/liabilities	116,707	95,342	21,365

Tax effect on unrealized (gains)/losses			23,751

Change in net deferred income taxes			$45,116

2023 Statutory Financial Statements	Page 33

($ in Thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2023 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(10,850)	$(2,278)	21.00%
Dividends received deduction	(1,491)	(313)	2.89%
Separate Account DRD	(88)	(18)	0.17%
IMR amortization	5,309	1,115	-10.28%
LIHTC	(3,788)	(795)	7.33%
Other	(3,496)	(736)	6.77%

Total	$(14,404)	$(3,025)	27.88%

Federal income tax expense incurred		$42,997	-396.31%
FIT expense/(benefit) on Realized Capital Gains/Losses		(250)	2.30%
FIT in IMR Gains/Losses		(656)	6.05%
Change in net deferred income taxes		(45,116)	415.83%

Total statutory taxes		$(3,025)	27.88%

The Company has $4,453 LIHTC available of as of December 31, 2023 that will begin to expire in 2040.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis. There was no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net losses.

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

For the year ended December 31, 2023, PIA Re had a taxable net loss of $30,659 generating an amount payable from PIA to PIAre I of $6,438.

For the year ended December 31, 2022, PIA Re had a taxable net loss of $46,639 generating an amount payable from PIA to PIAre I of $9,794, which was paid in 2023.

Tax years 2020 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2023 and December 31, 2022, the Company did not recognize or accrue penalties or interest.

Page 34	The Penn Insurance and Annuity Company

($ in Thousands)

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2023.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2023
Premium and annuity considerations	$954,496	$179,253	$78,801	$1,054,948
Reserves and funds for payment of future insurance and annuity benefits	6,620,524	3,448,259	2,555,847	7,512,936

December 31, 2022
Premium and annuity considerations	$843,274	$181,732	$82,499	$942,507
Reserves and funds for payment of future insurance and annuity benefits	6,082,244	3,385,279	2,429,583	7,037,940

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2023		2022
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance funds withheld	PML	$30,972	$1,585,521	$33,895	$1,518,169
Coinsurance funds withheld	PIAre I	(38,232)	(2,547,882)	(42,937)	(2,422,872)
Coinsurance — Inforce	PML	33,543	579,871	37,929	565,410
Coinsurance	PML	95,936	1,273,466	92,718	1,293,105
YRT — Index credits	PIAre I	18,802	9,401	17,190	8,595
YRT — Over retention	PML	(4,932)	(668)	(4,239)	(584)

Total		$136,089	$899,709	$134,556	$961,823

Coinsurance funds withheld  Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. Effective December 31, 2014, the Company entered into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Coinsurance — Inforce  Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

2023 Statutory Financial Statements	Page 35

($ in Thousands)

Coinsurance The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT — Index credits  Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT — Over retention  The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 11.  RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in August 2030. The Company recorded $3,650 and $3,650 in interest income on this note for the years ended December 31, 2023 and December 31, 2022, respectively. At December 31, 2023 and December 31, 2022, the Company had an outstanding principal receivable from JMS of $40,000 and outstanding interest receivables of $920 and $920, relating to this agreement.

The Company has received a rating equivalent to an NAIC 1 for the note receivable from JMS.

The Company declared a $10,000 and $40,000 capital contribution to PIAre in 2023 and 2022. In 2023 and 2022, the Company received $30,000 and $60,000, respectively, in capital contributions from its parent, Penn Mutual.

In 2022, the Company declared their ownership of Independence Square Properties LLC (“ISP LLC”) as a dividend to their parent company, Penn Mutual, in the amount of $8,202.

The Company’s unconsolidated subsidiaries had combined assets of $2,691,255 and $2,564,862 and combined liabilities of $2,568,399 and $2,434,206 as of December 31, 2023 and 2022, respectively. There was no goodwill or other intangible assets in the admitted value of the Company’s subsidiaries at December 31, 2023 and 2022, respectively.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For December 31, 2023 and December 31, 2022, the total expenses incurred under this agreement were $58,660 and $47,733, respectively. The amount due was $14,261 and $13,581 at December 31, 2023 and December 31, 2022, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For December 31, 2023 and December 31, 2022, the total expenses incurred under these agreements were $9,433 and $6,088, respectively. The amount due was $845 and $481 at December 31, 2023 and December 31, 2022, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2023 and December 31, 2022 were $450 and $435, respectively.

Note 12.  COMMITMENTS AND CONTINGENCIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business that seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

Page 36	The Penn Insurance and Annuity Company

($ in Thousands)

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2023 and December 31, 2022 was $60 and $60. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2023 the Company had outstanding commitments totaling $91,212 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $812,362 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2023 and December 31, 2022 were $2,759 and $2,539, respectively, which are included in Other expenses in the Statements of Operations.

DIVIDEND RESTRICTIONS  The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2023 statutory results, the Company could pay $85,975 in dividends in 2024 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement. In 2022, the Company recorded a dividend to Penn Mutual in the form of the Company’s ownership of ISP, valued at $8,202.

Note 13.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2023 and through the financial statement issuance date of February 16, 2024 and has determined that there were no other significant events requiring disclosure in the financial statements.

2023 Statutory Financial Statements	Page 37

About The Penn Insurance and Annuity Company

The Penn Insurance and Annuity Company (PIA) is a wholly owned life insurance subsidiary of The Penn Mutual Life Insurance Company (Penn Mutual), Domiciled in Delaware, PIA maintains its operations in Horsham, Pa., and is licensed to do business in 49 states and the District of Columbia. It markets its products with a focus on universal life insurance through Penn Mutual’s distribution systems and has its in-force business serviced by the parent company.

Visit Penn Mutual at www.pennmutual.com.

© 2024 The Penn Insurance and Annuity Company, Philadelphia, PA 19172, www.pennmutual.com

PM9142	01/24